As filed with the Securities and Exchange Commission on December 1, 1995.


                                                File No. 33-66966



               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

           POST-EFFECTIVE AMENDMENT NO. 5 TO FORM S-6

            FOR REGISTRATION UNDER THE SECURITIES ACT
            OF 1933 OF SECURITIES OF UNIT INVESTMENT
                TRUSTS REGISTERED ON FORM N-8B-2

A. Exact name of trust:  MINT Group 10

B. Name of depositors:
                      J. C. BRADFORD & CO.
                        GLICKENHAUS & CO.
                RAYMOND JAMES & ASSOCIATES, INC.

C. Complete address of depositors' principal executive offices:

       J.C. BRADFORD & CO.                GLICKENHAUS & CO.
       330 Commerce Street                6 East 43rd Street
    Nashville, Tennessee 37201        New York, New York  10017

                RAYMOND JAMES & ASSOCIATES, INC.
                      880 Carillon Parkway
                         P.O. Box 12749
               St. Petersburg, Florida  33733-2749

D. Name and complete address of agents for service:

       J. RONALD SCOTT                   SETH M. GLICKENHAUS
     J.C. BRADFORD & CO.                  GLICKENHAUS & CO.
     331 Commerce Street                  6 East 43rd Street
 Nashville, Tennessee  37201          New York, New York  10017

      RICHARD K. JOHNSON                      Copies to:
RAYMOND JAMES & ASSOCIATES, INC.             ERIC F. FESS
     880 Carillon Parkway                 CHAPMAN AND CUTLER
        P.O. Box 12749                  111 West Monroe Street
St. Petersburg, Florida  33733-2749    Chicago, Illinois  60603

XXXCheck box if it is proposed that this filing will become effective immediately upon filing pursuant to paragraph (b) of Rule 485.

                                     MINT
                       MUNICIPAL INSURED NATIONAL TRUST

                           Series 43 - 8,000 Units

NOTE: Part I of this Prospectus may not be distributed unless accompanied by
      Part II.

                     THE MUNICIPAL INSURED NATIONAL TRUST

Prospectus, Part I
Dated:  November 30, 1995

This Prospectus consists of two parts. The first contains a Summary of Essential Financial Information on the reverse hereof as of July 31, 1995 and a summary of additional specific information, including Special Factors Concerning the Portfolio and audited financial statements of The Municipal Insured National Trust Series 43 (the "Trust"), including the related bond portfolio, as of July 31, 1995. The second part of this Prospectus contains a general summary of the Trust and special factors concerning the issuers of the Bonds.

In the opinion of counsel, under existing law interest income to the Trust and, with certain exceptions, to Unit Holders is exempt from all Federal income taxes, but may be subject to state and local taxes. Capital gains, if any, are subject to tax. See Part II, under "The Trusts - Tax Status."

The Trust is a unit investment trust formed for the purposes of obtaining interest income and conserving capital through investment in a fixed and insured portfolio of long-term bonds issued on behalf of the states, counties or municipalities of the United States or authorities or political subdivisions thereof (the "Bonds" or the "Securities"). See Part II under "The Trusts." The payment of interest and the preservation of principal are dependent upon the continuing ability of the issuers of the Bonds to meet such obligations thereunder.

Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders - Redemption-Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering - Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as provided herein. See Part II under "Rights of Unit Holders - Redemption - Computation of Redemption Price per Unit."


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Public Offering Price of the Units is based on the aggregate bid price of the Securities, plus principal cash, in the Trust divided by the respective number of Units outstanding, plus a sales charge calculated based upon years to the pricing life date of the underlying portfolio as discussed in "Public Offering - Offering Price" of Part II of the Prospectus. Neither the evaluation of the Bonds or Units, except in situations in which the Bonds are in default in payment of principal and/or interest or in significant risk of such default, include value attributable to the insurance obtained by the Trust. See Part II under "Rights of Unit Holders - Redemption - Computation of Redemption Price per Unit."

Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a market for the Units at prices based on the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering - Market for Units." If such a market is not maintained, a Unit Holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charge included in the Public Offering Price of the Units.

Investors should retain both Parts of this Prospectus for future reference.

               THE MUNICIPAL INSURED NATIONAL TRUST, SERIES 43
                  SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                               At July 31, 1995


                Sponsors:               J.C. Bradford & Co.
                                        Glickenhaus & Co.
                                        Raymond James & Associates, Inc.

                Agent for Sponsors:     J.C. Bradford & Co.
                Trustee:                The Bank of New York
                Evaluator:              Muller Data Corporation


Face Amount of Securities in Trust:                                $8,000,000
Number of Units:                                                        8,000
Fractional Undivided Interest in Trust Per Unit:                      1/8,000
Total Value of Securities in Portfolio (Based on
  Bid Side Evaluations of Securities), plus
  principal cash:                                                  $7,207,043
                                                                   ==========
Sponsor's Repurchase Price Per Unit:                                  $900.88
Plus Sales Charge of 5.595% of Public Offering Price:                   53.39
                                                                   __________
Public Offering Price Per Unit:                                       $954.27
                                                                   ==========
Redemption Price Per Unit:                                            $900.88
Excess of Public Offering Price Over Redemption Price Per Unit:        $53.39
Weighted Average Maturity of Bonds in the Trust:                  23.64 years

Evaluation Time:                 2:00 P.M., New York Time, on the next day
                                  following receipt by the Sponsor of an order
                                  for a Unit sale or purchase or by the
                                  Trustee of a Unit tendered for redemption.
Evaluator's Fee:                 $.55 per Bond for each valuation.
Annual Insurance Premium:        $2,944
Trustee's Annual Fee:            For each $1,000 principal amount of Bonds in
                                  the Trust, $.91 under the monthly and $.51
                                  under the semiannual distribution plan.
Sponsor's Annual Fee:            $.25 per Unit outstanding maximum.
Date of Deposit:                 October 15, 1993
Date of Trust Agreement:         October 15, 1993
Mandatory Termination Date:      December 31, 2042
Minimum Principal Distribution:  $1.00 per Unit
Minimum Value of the Trust under which Trust Agreement may be Terminated:
$1,600,000.

[FN]
*Plus accrued interest to August 3, 1995, the expected date of settlement, of $12.02 monthly and $16.43 semiannually.

**Based solely upon the bid side evaluations of the portfolio securities.
Upon tender for redemption, the price to be paid will include accrued interest as described in Part II under "Rights of Unit Holders - Redemption - Computation of Redemption Price Per Unit."

               THE MUNICIPAL INSURED NATIONAL TRUST, SERIES 43
                  SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                               At July 31, 1995
                                 (continued)

                                                         Monthly  Semiannual
Estimated Annual Interest Income:                         $52.95    $52.95
  Less Annual Premium on Portfolio Insurance:                .37       .37
  Less Estimated Annual Expenses:                           1.68      1.18
                                                          ________________
Estimated Net Annual Interest Income                      $50.90    $51.40
                                                          ================

Interest Distribution:                                     $4.24    $25.70
Estimated Current Return Based on
  Public Offering Price:                                    5.33%     5.39%
Estimated Long-Term Return Based
  on Public Offering Price:                                 5.50%     5.55%
Daily Rate of Net Interest Accrual:                         $.14136   $.14275

Record Dates:                           10th Day of Month    10th Day of June
                                                             and December

Payment Dates:                          25th Day of Month    25th Day of June
                                                             and December

Portfolio Information

On July 31, 1995, the bid side valuation of 85% of the aggregate principal amount of Bonds in the portfolio for this Trust was at a discount from par and 15% was at a premium over par. See "The Trust - Portfolio - General Considerations" in Part II of this Prospectus and Note (2) to the Portfolio for information concerning call and redemption features of the Bonds.

Special Factors Concerning the Portfolio

The portfolio consists of 8 issues of Bonds issued by entities located in seven states. The Bonds may be divided by purpose of issue as follows:
General Obligations: 1 (6%); Revenue: Public Power, 2 (30%); Health Care, 2 (28%); Pollution Control, 2 (21%); and Appropriations, 1 (15%). The Trust is deemed "concentrated" in a particular category or state when the Bonds in that category or the Bonds issued by entities in such state constitute 25% or more of the aggregate principal amount of the Bonds in the Trust. On July 31, 1995, 7 issues were rated AAA and 1 issue was rated AA, by Standard & Poor's Corporation. Subsequent to such date, such ratings may have changed. As a result of insurance guaranteeing the payment of principal and interest to the Trust, the Units of the Trust have received an AAA rating by Standard & Poor's Corporation and an Aaa rating by Moody's Investors Service.


[FN]
*For the meaning of the ratings, see "Description of Bond Ratings" in Part II of this Prospectus.

                        REPORT OF INDEPENDENT AUDITORS


THE UNIT HOLDERS, SPONSORS AND TRUSTEE
THE MUNICIPAL INSURED NATIONAL TRUST, SERIES 43

We have audited the accompanying statement of financial condition and the portfolio of The Municipal Insured National Trust, Series 43 as of July 31, 1995, and the related statements of operations and changes in net assets for the year then ended and for the period from October 15, 1993 (date of deposit) to July 31, 1994. These financial statements are the responsibility of the Sponsors. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of July 31, 1995 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and the significant estimates made by the Sponsors, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Municipal Insured National Trust, Series 43 as of July 31, 1995, and the results of its operations and the changes in its net assets for the year then ended and for the period from October 15, 1993 (date of deposit) to July 31, 1994, in conformity with generally accepted accounting principles.




                                                             ERNST & YOUNG LLP
Chicago, Illinois
October 27, 1995

               THE MUNICIPAL INSURED NATIONAL TRUST, SERIES 43

                       STATEMENT OF FINANCIAL CONDITION

                                July 31, 1995

                                TRUST PROPERTY

Investments in municipal bonds at market
  value (amortized cost $7,820,514)
  (Note (a) and Notes to Portfolio (4) and (5))                   $7,207,043
Accrued interest receivable                                           87,662
Cash                                                                  16,294
                                                                  __________
                                                                   7,310,999


                          LIABILITIES AND NET ASSETS

Accrued liabilities                                                    1,667
                                                                  __________


Net assets:
  Balance applicable to 8,000 units of
    fractional undivided interest
    outstanding (Notes (c) and (d)):
  Capital, plus net unrealized market
    depreciation of ($613,471)                       $7,207,043
  Undistributed net investment
    income (Note (b))                                   102,289
                                                     __________

Net assets                                                        $7,309,332
                                                                  ==========

[FN]
                           See accompanying notes.

               THE MUNICIPAL INSURED NATIONAL TRUST, SERIES 43

                           STATEMENTS OF OPERATIONS

                                                            For the period from
                                                              October 15, 1993
                                              Year ended     (date of deposit)
                                            July 31, 1995    to July 31, 1994

Investment income - interest                     $429,942            $333,101
Less:  Expenses
   Trustee's fees and expenses                      7,519               4,441
   Evaluator's fees                                 1,144                 338
   Sponsor's fees                                   2,000               1,589
   Insurance premiums                               2,944               2,339
   Audit fees                                       1,500               1,500
                                                 ____________________________
       Total expenses                              15,107              10,207
                                                 ____________________________
       Investment income - net                    414,835             322,894

Net gain (loss) on investments:
  Net realized gain (loss) on securities
    sold or redeemed                                    -                   -
  Increase (decrease) in net unrealized
    appreciation/depreciation                     258,475           (871,946)
                                                 ____________________________
       Net gain (loss) on investments             258,475           (871,946)
                                                 ____________________________
Net increase (decrease) in net assets
  resulting from operations                      $673,310          $(549,052)
                                                 ============================

[FN]

                           See accompanying notes.

               THE MUNICIPAL INSURED NATIONAL TRUST, SERIES 43

                     STATEMENTS OF CHANGES IN NET ASSETS


                                                            For the period from
                                                              October 15, 1993
                                              Year ended     (date of deposit)
                                            July 31, 1995     to July 31, 1994


Operations:
  Investment income - net                        $414,835            $322,894
  Net realized gain (loss) on securities
    sold or redeemed                                    -                   -
  Increase (decrease) in net unrealized
    appreciation/depreciation                     258,475           (871,946)
                                               ______________________________
Net increase (decrease) in net
  assets resulting from operations                673,310           (549,052)

Less:  Distributions to Unit Holders:
  Investment income - net                       (417,838)           (206,538)
                                               ______________________________
    Total distributions                         (417,838)           (206,538)
                                               ______________________________
Net increase (decrease) in net assets             255,472           (755,590)

Net assets:
  Beginning of period                           7,053,860           7,809,450
                                               ______________________________
  End of period (including undistributed
    net investment income of $102,289 and
    $111,584, respectively)                    $7,309,332          $7,053,860
                                               ==============================

[FN]


                           See accompanying notes.

               THE MUNICIPAL INSURED NATIONAL TRUST, SERIES 43

                        NOTES TO FINANCIAL STATEMENTS

                                July 31, 1995


(a)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Trust is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of the significant accounting policies of the Trust:

(1)   Investments

      Investments are stated at market value, as determined by the Evaluator based on the bid side evaluations on the last day of trading during the period.

(2)   Income Taxes

      The Trust is not an association taxable as a corporation for Federal income tax purposes; accordingly, no provision is required for such taxes.

(b)   DISTRIBUTIONS

Interest received by the Trust is distributed to the Unit Holders either semiannually on the 25th day of June and December, or if elected by the Unit Holder, on the 25th day of each month, after deducting applicable expenses. Receipts other than interest are distributed as explained in "Rights of Unit Holders - Distribution of Interest and Principal" in Part II of this Prospectus.

(c)   ORIGINAL COST TO INVESTORS

The original cost to investors represents the aggregate initial public offering price as of the date of deposit (October 15, 1993) exclusive of accrued interest, computed on the basis set forth under "Public Offering - Offering Price" in Part II of this Prospectus.

A reconciliation of the original cost of units to investors to the net amount applicable to investors as of July 31, 1995 follows:


      Original cost to investors                                 $8,211,830
      Less:  Gross underwriting commissions (sales charge)        (402,380)
                                                                 __________
      Net amount invested                                         7,809,450
      Net unrealized market depreciation                          (613,471)
      Accumulated interest accretion                                 11,064
                                                                 __________

      Net amount applicable to investors                         $7,207,043
                                                                 ==========


(d)   OTHER INFORMATION

Selected data for a unit of the Trust:

  Net assets as of July 31, 1995, represented by:

                                         Monthly      Semiannual
                                       Distribution   Distribution
                                           Plan           Plan        Total
Value of fractional
  undivided interest                   $6,093,555     $1,113,488   $7,207,043
Undistributed net
  investment income                        81,966         20,323      102,289
                                       ______________________________________

Total value                            $6,175,521     $1,133,811   $7,309,332
                                       ======================================

Units outstanding                           6,764          1,236        8,000
                                       ======================================

Value per unit                            $881.06        $885.39
                                       =========================

                                                            For the period from
                                                              October 15, 1993
                                              Year ended     (date of deposit)
                                            July 31, 1995     to July 31, 1994


Distributions per Unit:
 Interest:
   Monthly plan                                 $52.15               $26.44
   Semiannual plan                               52.66                22.41





                    THE MUNICIPAL INSURED NATIONAL TRUST SERIES 43

                                      PORTFOLIO

                                    July 31, 1995


Port-                                                                                              Optional
folio                               Rating    Face     Coupon    Maturity     Sinking Fund        Refunding          Market
Number   Title of Securities         (1)     Amount     Rate       Date     Redemptions (3)    Redemptions (2)    Value (4)(5)

1.  Delaware Economic Development
    Authority, Pollution Control
    Refunding Revenue Bonds
    (Delmarva Power & Light
    Company Project), Series 1993B
    (MBIA Insured)                   AAA   $1,000,000   5.900%    06/01/21    None              06/01/03 @ 102        $985,560

2.  North Carolina Municipal Power
    Agency Number 1, Catawba
    Electric Revenue Bonds,
    Series 1992 (MBIA Insured)       AAA    1,200,000   5.750     01/01/20    01/01/19 @ 100    01/01/03 @ 100       1,161,732

3.  The Special Care Facilities
    Financing Authority of The City
    of Birmingham (Alabama) -
    Children's Hospital, Health
    Care Facility Revenue Bonds,
    Children's Hospital Series 1993B
    (MBIA Insured)                   AAA    1,000,000   5.500     06/01/14    06/01/11 @ 100    06/01/03 @ 102         945,030

4.  Beaver County Industrial
    Development Authority, Pollution
    Control Revenue Refunding Bonds,
    1993 Series A (Pennsylvania Power
    Company Mansfield Project)
    (FSA Insured)                    AAA      700,000   5.450     09/15/28    None              09/15/03 @ 102         628,278

5.  Wisconsin State Health and
    Educational Facilities Authority,
    Revenue Bonds, Series 1993
    (Hospital Sisters Services, Inc.
    - Obligated Group)
    (MBIA Insured)                   AAA    1,200,000   5.375     06/01/18    06/01/11 @ 100    06/01/03 @ 102       1,096,200

6.  Rhode Island Depositors Economic
    Protection Corporation, Special
    Obligation Refunding Bonds, 1992
    Series B (MBIA Insured)          AAA    1,200,000   5.250     08/01/21    08/01/18 @ 100    08/01/03 @ 100       1,066,416

7.  Dauphin County General Authority,
    Commonwealth of Pennsylvania,
    County Guaranteed Revenue Bonds -
    Series of 1993 (General
    Obligation) (MBIA Insured)       AAA      500,000   0.000     10/01/21    None              None                   100,955

8.  Washington Public Power Supply
    System, Nuclear Project No. 2
    Refunding Revenue Bonds,
    Series 1992 A                     AA    1,200,000   6.250     07/01/12    None              07/01/02 @ 102       1,222,872
                                           __________                                                               __________

                                           $8,000,000                                                               $7,207,043
                                           ==========                                                               ==========

[FN]

                           See notes to portfolio.

                              NOTES TO PORTFOLIO



(1) All ratings are by Standard & Poor's Corporation. A brief description of applicable Security ratings is given under "Description of Bond Ratings" in Part II of this Prospectus.

(2) There is shown under this heading the date on which each issue of Securities is redeemable by the operation of optional call provisions and the redemption price for that date; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter but not below par. Securities listed as noncallable, as well as Securities listed as callable, may also be redeemable at par under certain circumstances from special redemption payments.

(3) There is shown under this heading the date on which an issue of Securities is subject to scheduled sinking fund redemption and the redemption price for that date.

(4) The market value of the Securities as of July 31, 1995 was determined by the Evaluator on the basis of bid side evaluations for the Securities at such date.

(5) At July 31, 1995, the net unrealized market depreciation of all Securities was comprised of the following:

      Gross unrealized market appreciation                       $        -
      Gross unrealized market depreciation                         (613,471)
                                                                 __________

      Net unrealized market depreciation                         $(613,471)
                                                                 ==========


The aggregate amortized cost of the Securities for Federal income tax purposes was $7,820,514 at July 31, 1995.






               The Municipal Insured National Trusts

                       PROSPECTUS, PART II

                       Dated July 31, 1995

Note: Part II of this Prospectus may not be distributed unless accompanied by Part I.

                           THE TRUSTS

The Municipal Insured National Trusts and the various state trusts are series of similar but separate unit investment trusts designated as The Municipal Insured National Trust (the "M.I.N.T. Series"),
M.I.N.T. Discount Trust (the "Discount Series"), M.I.N.T. Short-Intermediate Trust (the "Short-Intermediate Series"), M.I.N.T. Long-Intermediate
Trust (the "Long-Intermediate Series"), MINT Balanced Maturity
Trust, Florida Trust, Georgia Trust, New Jersey Trust and Tennessee
Trust (the Florida, Georgia, New Jersey and Tennessee Trusts, collectively the "State Series"). Each individual series of the M.I.N.T. Series, Discount Series, Short-Intermediate Series, Long-Intermediate Series and the State Series, hereinafter referred to as a "Trust", was created under the laws of the State of New York by a Trust
Indenture and Agreement (the "Agreement"), dated the Date of Deposit as set forth in the "Summary of Essential Financial Information" in Part I of the Prospectus relating to each Trust, among J. C.
Bradford & Co., Glickenhaus & Co. and Raymond James & Associates,
Inc. as sponsors (the "Sponsors"), The Bank of New York, as trustee
(the "Trustee"), and Muller Data Corporation, as evaluator (the
"Evaluator"). The Bank of New York acts as successor trustee of M.I.N.T. Series 1 through M.I.N.T. Series 10 and acts as Trustee of M.I.N.T. Series 11 and subsequent M.I.N.T. Series and all Discount
Series, Short-Intermediate Series, Long-Intermediate Series and the State Series. On the Date of Deposit for each Trust, the Sponsors deposited with the Trustee delivery statements relating to contracts for the purchase of obligations (the "Bonds" or "Securities") which Bonds comprise the portfolio of each such Trust.

Portfolios

The objective of the Trusts is to obtain Federal tax-exempt interest income and, in the case of State Trusts, where applicable, state tax-exempt interest income through an investment in a fixed and insured portfolio of municipal bonds, issued by or on behalf of states, counties, territories, possessions or municipalities of the United States or authorities or political subdivisions thereof.
The primary purpose of the Discount Series is to secure automatic compounding of accrued income that deep discount bonds provide.
Each Trust in the Discount Series contains Bonds that were acquired at prices which resulted in such Trust portfolio, as a whole, being purchased at a significant discount from par value due to original issue discount, market discount, or the inclusion of zero coupon bonds. The Short-Intermediate Series contain Bonds which mature within approximately 2 to 8 years from the Date of Deposit (or Bonds which are subject to mandatory redemption by or mandatory put to the issuers of such Bonds within such approximate
2 to 8 year period). The Long-Intermediate Series contain Bonds which mature within 8 to 12 years from the Date of Deposit (or
Bonds which are subject to mandatory redemption by or mandatory put to the issuers of such Bonds within such approximate 8 to 12 year period). No assurance can be given that the Trusts' objectives will be achieved because they are each subject to the continuing ability of the insurer for each Trust(1) and of the respective issuers of the Bonds in each Trust to meet their obligations. In addition, an investment in such portfolio can be affected by fluctuations in interest rates. Insurance guaranteeing the payment of all principal (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on each of the Bonds in a Trust as such payment shall become due but shall not be paid has been obtained by each Trust from the insurer. Certain Bonds in a Trust may also be insured by insurance obtained by the issuers of such Bonds or by other parties ("Pre-insured Bonds"). Insurance obtained by a Trust is effective only while the bonds thus insured are held in such Trust; however, any insurance previously obtained by the issuer or any other party, for which a single premium has been paid, is effective so long as the Pre-insured Bonds are outstanding. No representation is made as to any insurer's ability to meet its commitments.

________________

(1) Municipal Bond Insurance Association is the insurer for M.I.N.T. Series 1 through Series 15. Municipal Bond Investors Assurance
Corporation is the insurer for M.I.N.T. Series 16 and subsequent
Series, Long Intermediate Series 1 and subsequent Long Intermediate Series, MINT Balanced Maturity Trust Series 1 and subsequent MINT
Balanced Maturity Series and the State Series. See "The Trusts-Insurance on the Bonds".

Neither the Public Offering Price nor any evaluation of Units for purposes of repurchases or redemptions reflects any element of value for the insurance obtained by a Trust unless Bonds are in default in payment of principal or interest, or in the Sponsors' opinion, in significant risk of such default. See "Public Offering-Offering Price". On the other hand, the value, if any, of insurance obtained by the issuer of the Bonds or other parties for which a single premium has been paid is reflected and included in the market value of such Bonds.

Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. If an issue is accepted for insurance, a non-callable policy for the payment of interest and principal on the Bonds is issued by the insurer for that Trust. A single premium is paid by the issuer or other parties for insurance on Pre-insured Bonds, and a monthly premium is paid by a Trust for the insurance it obtains from the insurer for such Trust on the Bonds in such Trust that are not pre-insured by either Municipal Bond Insurance Association or Municipal Bond Investors Assurance Corporation. No premium will be paid by a Trust on Bonds pre-insured by either Municipal
Bond Insurance Association or Municipal Bond Investors Assurance Corporation. Pursuant to an irrevocable commitment of the insurer for each Trust, upon the sale of a Bond from such Trust, the Trustee has the right to obtain permanent insurance with respect to such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. It is expected that the Trustee will exercise the right to obtain permanent insurance for a Bond in a Trust upon instruction from the Sponsors whenever the value of that Bond insured to its maturity less the applicable permanent insurance premium and the related custodial fee exceeds the value of the Bond without such insurance. See "The Trusts-Insurance on the Bonds".

In view of the Trusts' objectives, the following factors, among others, were considered in selecting the Bonds: (1) all of the Bonds are obligations issued by or on behalf of states, counties, territories, possessions or municipalities of the United States, or authorities or political subdivisions thereof, so that the interest on them will be excludable from gross income for Federal income tax purposes under existing law, (2) the Bonds are diversified as to purpose of issue, (3) in the opinion of the Sponsors, the Bonds were fairly valued at the Date of Deposit relative to other bonds of comparable quality and maturity, (4) insurance is available for the payment of principal and interest on the Bonds, (5) the existence of market discount or original issue discount as pertains to the Discount Series, (6) in the case of the Short-Intermediate
Series, an average weighted portfolio maturity of 2 to 5 years from the Date of Deposit of a Trust and, as to the Bonds therein, a fixed maturity date within approximately 2 to 8 years from the Date of Deposit (or, with respect to Bonds subject to mandatory redemption by or mandatory redemption by or mandatory put to the issuers of such Bonds, a mandatory redemption date or mandatory put date within approximately 2 to 8 years from the Date of Deposit), and (7) in the case of the Long-Intermediate Series, an average weighted portfolio maturity of 10 to 15 years from the Date of Deposit of a Trust and, as to the Bonds therein, a fixed maturity date within approximately 8 to 12 years from the Date of Deposit
(or, with respect to Bonds subject to mandatory redemption by or mandatory put to the issuers of such Bonds, a mandatory redemption date or mandatory put date within approximately 8 to 12 years from the Date of Deposit). Subsequent to the Date of Deposit of a Trust, a Bond may cease to be rated or its rating may be reduced. Neither event requires an elimination of such Bond from the portfolio, but may be considered in the Sponsors' determination to direct the Trustee to dispose of the Bonds. See "Sponsors-Responsibility".
An investment in Units of a Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore of the Units) will decline with increases in interest rates. Inflation and recession, as well as measures implemented to address these and other economic problems, contribute to fluctuations in interest rates and the values of fixed-rate bonds generally. The Sponsors cannot predict future economic policies or their consequences; nor, therefore, can they predict the course or extent of such fluctuations in the future.

Considerations

Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Except as described in footnotes to "Summary of Essential Financial Information", in Part I of the Prospectus, interest accrues to the benefit of Unit holders commencing with the expected date of settlement for purchase of the Units. Neither the Sponsors nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

An expected economic effect of investing in the Discount Series is that the investor who purchases Units at the Public Offering
Price and holds such Units until maturity or redemption of the underlying Bonds will receive the offering yield on his investment as well as on all earned discount attributed to those Bonds for the date of purchase through the life of the Discount Series.
The offering yield reflects current market conditions relating to interest rates on comparable debt offerings. The assumed or implicit automatic reinvestment of the portion of the yield represented by earned discount of market discount and/or zero coupon bonds differentiates the Discount Series from trusts comprised solely of customary securities on which periodic interest is paid at market rates existing at the time of issue. Accordingly, an investor in the Units of the Discount Series, unlike an investor in a trust comprised solely of customary securities, lessens his risk of being unable to invest distributions at a rate as high as the yield on the Discount Series, but may forego the ability to reinvest fully at higher rates in the future. See "The Trusts-Estimated
Current and Long Term Return to Unit Holders".

Factors Affecting the Issuers of Bonds

If during the term of a Trust any agency or municipality experiences financial difficulties, or if there should be a financial crisis relating to a state, county, territory, possession or municipality of the United States, or authorities or political subdivisions thereof, the market price and marketability of outstanding Bonds in such Trust, and therefore the value of Units of such Trust could be adversely affected. If a Trust is required to sell Bonds of issuers experiencing such financial difficulties in order to meet redemption obligations, such Bonds may have to be sold at a discount from the initial purchase price by such Trust. See "Rights of Unit Holders-Redemption-Tender of Units" and "Sponsors-Responsibility".

The Sponsors believe the information summarized below describes some of the more significant considerations relating to the Bonds in the Trusts. The sources of such information include official statements of the issuers as well as other publicly available documents. The Sponsors have not independently verified any of the information contained in such official statements and other publicly available documents and are not aware of any facts which would render such information inaccurate. Certain circumstances may adversely affect the ability of such issuers to make payment of principal and interest on Bonds held in the portfolio of a Trust or may adversely affect the ratings of such Bonds. Standard
& Poor's Corporation ("Standard & Poor's") has assigned a rating of AAA to the Units of each Trust and a rating of AAA to the Units and the Bonds in all Discount Series, Short-Intermediate Series, Long-Intermediate Series and the State Series and in M.I.N.T.
Series 7 and subsequent M.I.N.T. Series, and Moody's Investors Service ("Moody's") has assigned a rating of Aaa to the Bonds in each Trust. Because of the insurance obtained by the Sponsors or by the issuers, however, such changes should not adversely affect a Trust's receipt of principal and interest, or the ratings of the Bonds or the Units in a Trust. An investment in Units of a Trust should be made with an understanding of the risks that such an investment may entail, certain of which are described below.

General Obligation Bonds

General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws, and an entity's credit will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real estate property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state or entity's control.

Appropriations Bonds

Many state or local governmental entities enter into lease purchase obligations as a means of financing the acquisition of capital projects (e.g. buildings or equipment among other things). Such obligations are often made subject to annual appropriations. Certain Bonds in a Trust may be Bonds that are, in whole or in part, subject to and dependent upon (i) the governmental entity making appropriations from time to time or (ii) the continued existence of special temporary taxes which require legislative action for their reimposition.
The availability of any appropriation generally is subject to the willingness of the governmental entity to continue to make such special appropriations or to reimpose such special taxes.
The obligation to make lease payments generally exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Subject to the foregoing, once an annual appropriation is made, the governmental entity's obligation to make lease rental payments generally is absolute and unconditional without setoff or counterclaim, regardless of contingencies, whither or not a given project is completed or used by the governmental entity and notwithstanding any circumstances or occurrences which might arise. In the event of non-appropriation, bond owners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing, and the obligation of the governmental lessee is not backed by a pledge of the general credit of the governmental lessee. In the event of non-appropriation, the Sponsors may instruct the Trustee to sell such Bonds.

Moral Obligation Bonds. Certain of the Bonds in a Trust may be secured by pledged revenues and additionally by the so-called "moral obligation" of the state or local governmental body. Should the pledged revenues prove insufficient, provisions for the payment of such Bonds is not a legal obligation of the state or local government, and is subject to its willingness to appropriate funds therefor.

Revenue Bonds

Single Family Housing Bonds and Multifamily Housing Bonds. Single family housing bonds and multifamily housing bonds are obligations of state and local housing authorities that have been issued in connection with a variety of single and multifamily housing projects. Economic developments, including fluctuations in interest rates, increasing construction and operating costs, increasing real estate taxes and declining occupancy rates, and investment risks may have an adverse effect upon the revenues of such projects and such housing authorities. Multifamily housing bonds may be subject to mandatory redemption prior to maturity, including redemption from non-completion of the project or upon receipt of FHA or certain other insurance proceeds. Certain housing bonds used in the Trusts may also be secured by GNMA certificates or be guaranteed by the
U. S. Government. Bonds issued by state or local units or authorities and payable from revenues from single family residential mortgages may be subject to mandatory redemption prior to maturity, including redemption from mortgage loan prepayments and undisbursed bond proceeds reserved for the purpose of purchasing mortgage loans. Housing bonds may also be subject to changes in creditworthiness due to potential weaknesses or mortgage insurance companies providing various policies, fluctuations in the valuation of invested funds and in the strengths of banks and other entities which may provide investment agreements and smaller than expected mortgage portfolios due to partial non-origination.

Single family housing bonds and multifamily housing bonds must meet certain requirements in order to maintain their exemption from Federal income taxation after the date of their issuance.
The Internal Revenue Code of 1986, as amended (the "Code"), provides, in general, that interest on "mortgage revenue bonds" (generally those obligations of which all or a significant portion of the proceeds are to be used directly or indirectly for mortgages on owner-occupied residences) issued after December 31, 1980 is not exempt from Federal income taxation unless the bonds are part of a "qualified mortgage issue" wherein certain requirements are and will continue to be met with respect to the terms, amount and purpose of the bonds, the use of the funds generated by the issue, the nature of the residences and the mortgages, and the eligibility of the borrower executing the mortgage. In addition, interest on obligations issued to finance residential rental property will be exempt from Federal income taxes when the proceeds are used to finance multifamily rental property and a specified percentage of the units are occupied by individuals of "low or moderate income". For such Bonds in a Trust, the issuer of the Bonds has covenanted to comply with the applicable ongoing requirements and bond counsel to such issuers has issued an opinion that the interest on the Bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on such Bonds to become taxable, possibly retroactive from the date of issuance. The Code provides relief from noncompliance in certain circumstances if the issuer corrects any noncompliance occurring after the issuance of the bonds within a reasonable period after such noncompliance is first discovered or would have been discovered by the exercise of reasonable diligence; however, the failure to meet certain other requirements cannot be cured under the Code. If the interest on any single family housing bonds or multifamily housing bonds in a Trust should ultimately be deemed to be taxable, the Sponsors may instruct the Trustee to sell such Bonds and, since they would be sold as taxable securities, it is expected that such Bonds would have to be sold at a substantial discount from current market price.

Public Power Revenue Bonds.

General problems of the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs and delays attributable to environmental considerations; the difficulty of the capital markets in absorbing utility debt and equity securities;
the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal; technical cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste; and the effects of energy conservation. Certain of the issuers of the Bonds may own or operate nuclear generating facilities. Federal, state and municipal governmental authorities may from time to time review and revise existing, and impose additional requirements governing the licensing, construction and operation of nuclear power plants.
Each of the problems referred to above could adversely affect the ability of the issuers of public power revenue bonds to make payments of principal and/or interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts of pay of bond debt service.

Health Care Revenue Bonds. Ratings of bonds issued for health care facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses.
A facility's gross receipts and net income available for debt service may be affected by future events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination of restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility.
The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

A number of additional legislative proposals concerning health care have been introduced in Congress or have been reported to be under consideration by the Clinton Administration. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid health care plans. The Sponsors are unable to predict the effect of any of these proposals, if enacted, on any of the Securities.

Higher Education Revenue Bonds. Higher education revenue bonds include debt of state and private colleges, universities and systems and parental and student loan obligations. The ability of universities and colleges to meet their obligations is dependent upon various factors, including the revenues, costs and enrollment levels of the institutions.
In addition, their ability may be affected by declines in Federal, state and alumni financial support, fluctuations in interest rates and construction costs, increase maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments.

Pollution Control Facility Revenue Bonds. Bonds in the pollution control facilities category include securities issued on behalf of a private corporation, including utilities, to provide facilities for the treatment of air, water and solid waste pollution. Repayment of these bonds is dependent upon income for the specific pollution control facility and/or the financial condition of the project corporation. See also "Industrial Development Bonds".

Other Utility Revenue Bonds. Bonds in this category include securities issued to finance natural gas supply, distribution and transmission facilities, public water supply, treatment and distribution facilities and sewage collection, treatment and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of residential, commercial and industrial customers for utility services, as well as, in some instances, connection fees and hook-up charges. Such utility revenue bonds may be adversely affected by the lack of availability of Federal and state grants and by decisions of Federal and state regulatory bodies and courts.

Solid Waste and Resource Recovery Revenue Bonds. Bonds in this category include securities issued to finance facilities for removal and disposal of solid municipal waste. Repayment of these bonds is dependent on factors which may include revenues from appropriations from a governmental entity, the financial condition of the private project corporation and revenues derived from the collection of charges for disposal of solid waste. Repayment of resource recovery bonds may also be dependent to various degrees on revenues from the sale of electric energy or steam. Bonds in this category may be subject to mandatory redemption in the event of project non-completion, if the project is rendered uneconomical or if it is considered an environmental hazard.

Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port authorities, railroad systems or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport. Payment on other transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees, charges, tolls and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, scarcity of fuel, reduction or loss of rents or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on Federal, state or local assistance including motor fuel and motor vehicle taxes, fees, and licenses and therefore may be subject to fluctuations in such assistance.

Industrial Development Bonds ("IDBs"). IDBs are tax-exempt securities issued by states, municipalities or public authorities and are issued to provide funds, usually through a loan or lease arrangement, to a private corporation, partnership or individual (i.e., a "beneficiary") for the purpose of financing construction or improvement of a facility to be used by the beneficiary. The issuer of an IDB is not obligated to pay the principal of or premium, if any, or interest on the Bonds or other costs incident thereto, except from the revenues assigned and pledged by the beneficiary therefor. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from a beneficiary which may or may not be guaranteed by a parent company or otherwise secured. In view of this, an investor should be aware of the risks that such an investment may entail. Continued ability of a beneficiary to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the beneficiary, capital structure, demand for products or services, competition, general economic conditions, government regulation and the beneficiary's dependence for revenues on the operation of the particular facility being financed. In addition, interest on IDBs is excludible from gross income for Federal income tax purposes provided the issuer and beneficiary continue to meet certain Code requirements. If the interest on these debt obligations should ultimately be deemed to be taxable, the Sponsors may instruct the Trustee to sell them and, since they would be sold as taxable securities, it is expected that they would have to sold at a substantial discount from current market prices. Debt of private beneficiaries may be subject to deterioration in creditworthiness or redemption in events of mergers, acquisitions, reorganizations or as a result of adverse court decisions. Such bonds may also be subject to mandatory redemption upon the determination that the project has become uneconomical or in the event that the bonds are rendered taxable.

Special Tax Revenue Bonds. Bonds in this category are bonds secured primarily or solely by receipt of certain state or local taxes, including sales and use taxes or excise taxes. Consequently, such bonds may be subject to fluctuations in the collection of such taxes. Such bonds do not include tax increment bonds or special assessment bonds.

Other Revenue Bonds. The Trusts may also contain revenue bonds which are payable from and secured primarily or solely by revenues from the ownership and operation of particular facilities, such as correctional facilities, parking facilities, convention centers, arenas, museums and other facilities owned or used by a charitable entity. Payment on bonds related to such facilities is, therefore, primarily or solely dependent on revenues from such projects, including user fees, charges and rents. Such revenues may be affected adversely by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, reduction or loss of rents or the impact of environmental considerations.

Certain of the Bonds in the Trusts are secured by direct obligations of the U. S. Government, or in some cases obligations guaranteed by the U. S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. In a few isolated instances to date, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Puerto Rico Bonds

Certain of the Bonds in the Trusts may be general obligations and/or revenue bonds of issuers in Puerto Rico which will be affected by general economic conditions in Puerto Rico. Unemployment, although at the lowest level since the late 1970's, is high by United States standards, The average hourly manufacturing wage rate in Puerto
Rico is approximately 55% of the United States mainland rate.
The United States minimum wage laws apply to Puerto Rico. The
Puerto Rican economy, closely integrated with that of the United States, is dominated by the manufacturing (pharmaceuticals, scientific instruments, computers, microprocessors, medical products and electrical products) and service sectors. The Puerto Rican economy is affected by a number of Commonwealth and Federal investment incentive programs. For example, Section 936 of the Code provides a credit against Federal income earned within Puerto Rico by United States companies operating on the island which qualified under the rules of Section 936.

To qualify under section 936 in any given taxable year, a corporation must derive for the three year period immediately preceding the end of such taxable year (i) 80% or more of its gross income from sources within Puerto Rico, and (ii) 75% or more of its gross income must be from the active conduct of a trade or business in Puerto Rico. Personal income in Puerto Rico includes transfer payments under various Federal social programs, two-thirds of which represents entitlements to individuals for services performed on contributions made under such programs as Social Security.
Total Federal payments to Puerto Rico, including transfer payments, are lower per capita in Puerto Rico than in any state.

Refunded Bonds

Certain of the Bonds in the Trusts may be bonds which have been refunded and are secured by an escrow of securities issued, or guaranteed as to principal and interest, by the United States in accordance with the bond resolution or indenture. Bonds which have been refunded are generally no longer entitled to their original security, including any pledge of revenues or mortgage or security interest in the facility financed. The escrow for the refunded
Bonds is structured in order to provide for the timely payment of principal, any applicable redemption premium, and interest on the refunded Bonds when due.

Original Issue Discount and Zero Coupon Bonds

Certain of the Bonds in a Trust may be original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par, values. This original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for federal income tax purposes.
On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as ordinary income. See "Tax Status". The current value of original issue discount bond reflects the present value of its face amount at maturity. In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.

Certain of the original issue discount bonds in a Trust may be zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest; the buyer receives only the right to receive a final payment of the face amount of the bond at its maturity. The effect of owning a zero coupon bond is that a fixed yield is earned not only the original investment but also, in effect, on all discount earned during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield, but at the same time also eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality that pay interest currently.

Original issue discount bonds, including zero coupon bonds, may be subject to redemption at prices based on the issue price plus the amount of original discount accreted to redemption plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

There can be no assurance that additional Federal legislation will not be enacted or that existing legislation will not be amended hereafter with the effect that interest on bonds becomes subject to Federal income taxation. If the interest on the Bonds should ultimately be deemed to be taxable, the Trustee may sell them and, since they would be sold as taxable securities, it is expected that they would have to be sold at a substantial discount from current market price.

Investors should be aware that many of the Bonds in the Trusts are subject to continuing requirements such as the actual use of Bond proceeds or manner of operation of the project financed from Bond proceeds that may affect the exemption of interest on such bonds from Federal income taxation. Although at the time of issuance of each of the Bonds in the Trusts an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, there can be no assurance that the respective issuers or other obligors on such obligations will fulfill the various continuing requirements established upon issuance of the Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Bonds, thereby reducing the value of the Bonds and subjecting Unit holders to unanticipated tax liabilities.

Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that the Trusts will retain for any length of time their present size and composition. Neither the Sponsors nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. Certain of the Bonds in a Trust may be subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt.
Such a provision is designed to redeem a significant portion of an issue gradually over the life of the issue; obligations to be redeemed are generally chosen by lot. A callable debt obligation is one which is subject to redemption prior to maturity at the option of the issuer. To the extent that such obligations were deposited in a Trust at a price higher than their par value, such redemption at par would result in a loss of capital to a purchaser of Units. The estimated current return of the Units of a Trust might also be adversely affected if the return on the retired Bonds is greater than the average return on the Bonds in such Trust. Certain of the Bonds in a Trust may be subject to sinking fund or call provisions early in the life of such Trust. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. Certain Bonds in Trusts of the Short-Intermediate Series are subject to mandatory redemption by or mandatory put to the issuers of such Bonds within approximately 2 to 8 years from the Date of Deposit. Certain of the Bonds in Trusts of the Long-Intermediate Series are subject to mandatory redemption by or mandatory put to the issuers of such Bonds within approximately 8 to 12 years from the Date of Deposit. In the case of an obligation subject to mandatory redemption the obligation is satisfied and no longer extant upon such redemption. In the case of an obligation subject to mandatory put, however, the current holder of the obligation is required to sell the obligation back to its issuer but that obligation is not satisfied, remains extant and can be resold by the issuer. The portfolio in Part
I of the Prospectus contains a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds.

An amendment to the Federal Bankruptcy Act relating to the adjustment of indebtedness owed by any political subdivision or public agency or instrumentality of any state, including municipalities, became effective in 1979. Among other things, this amendment facilitates the use of proceedings under the Federal Bankruptcy Act by any such entity to restructure or otherwise alter the terms of its obligations, including those of the type comprising the Trusts' portfolios. The Sponsors are unable to predict what effect, if any, this legislation will have on the Trusts.

To the best knowledge of the Sponsors, there is no litigation pending as of the date of Part I of the Prospectus relating to each trust in respect of any Bonds in such Trust which might reasonably be expected to have a material adverse effect upon such Trust.
At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to Bonds in the Trusts. Such litigation, as for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of any such litigation can never be predicted with certainty, bond counsel have given opinions to the issuing authorities of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is excludible from gross income for Federal income tax purposes. In addition, other litigation or other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to Bonds.

The Units

Each Unit of a Trust represents the fractional undivided interest in such Trust set forth in Part I of the Prospectus relating to such Trust under "Summary of Essential Financial Information" as of the date of such "Summary of Essential Financial Information". Thereafter, if any Units of a Trust are redeemed by the Trustee, the fractional undivided interest in such Trust represented by each unredeemed Unit will increase, although the actual interest in such Trust represented by each such Unit will remain essentially the same. Units of a Trust will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsors, or until the termination of the Trust Agreement for such Trust. See "Rights of Unit Holders-Redemption".

Estimated Current and Long Term Return to Unit Holders

Estimated Current Return is computed by dividing the Estimated
Net Annual Interest Income per Unit by the Public Offering Price.
Any change in either the Estimated Net Annual Interest Income per Unit or the Public Offering Price will result in a change in the Estimated Current Return. For each Trust, the Public Offering Price will vary in accordance with fluctuations in the prices of the underlying Bonds and the Net Annual Interest Income per Unit will change as Bonds are redeemed, paid, sold or exchanged in certain refundings or as the expenses of each Trust change. Therefore, there is no assurance that the Estimated Current Return indicated in the "Special Trust Information" in Part I for each Trust will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in a Trust;

(2) takes into account the expenses and sales charge associated with each Unit of a Trust; and (3) takes into effect the tax-adjusted yield from potential capital gains at the Date of Deposit. Since the market values and estimated retirements of the bonds and the expenses of each Trust will change, there is no assurance that the Estimated Long-Term Return indicated in the "Special Trust Information" in Part I for the Trusts will be realized in the future. The Estimated Long-Term Return assumes that each Bond is retired on its pricing life date (i.e., that date which produces the lowest dollar price when yield price calculations are done for each optional call date and the maturity date of a callable security). If the Bond is retired on any optional call or maturity date other than the pricing life date, the yield to the holder of that Bond will differ from the initial quoted yield. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Current Return calculations include only Net Annual Interest Income per Unit and Public Offering Price. Neither rate reflects the true return to Unit holders which is lower because neither includes the effect of the delay in the first payment to Unit holders. The Estimated Long-Term Return is based on the estimated per Unit cash flow. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. The
Sponsors will provide cash flow information relating to each Trust without charge to each potential investor in the Trust who receives this Prospectus and makes an oral or written request to the Sponsors for such information.

Insurance on the Bonds

For M.I.N.T. Series 1 through M.I.N.T. Series 15.

Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in the Trusts listed above has been obtained from Municipal Bond Insurance Association (the "Association") by such Trusts. The Association has issued a separate policy of insurance to each of M.I.N.T. Series 1 through 15 covering each of the Bonds in such Trusts (the "Association Policy"), including
Bonds which may previously have been insured. The insurance obtained by such Trusts from the Association is only effective as to Bonds owned by and held in such Trusts. Each Association Policy shall continue in force only with respect to Bonds held in and owned by the insured Trust and the Association shall not have any liability under the policy with respect to any Bonds which do not constitute part of such insured Trust. In determining to insure the Bonds, the Association has applied its own standards which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. By the terms of its policy, the Association will unconditionally guarantee to a Trust the payment, when due, required of the issuer of the Bonds of an amount equal to the principal of and interest on the Bonds as such payments shall become due but not paid, except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption (other than in mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been such acceleration by reason of mandatory or optional redemption (other than a mandatory sinking fund redemption). The Association will be responsible for such payments less any amounts received by a Trust from any trustee for the Bond issuers or from any other source. The Association Policy does not guarantee payment on an accelerated basis, the payment of any redemption premium or the value of the Units. The Association Policy also does not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the Trustee or other paying agent for the Bonds. However, with respect to small issue industrial development Bonds and pollution control revenue Bonds covered by the Association Policy, the Association guarantees the full and complete payments required to be made by or on behalf of an issuer of such Bonds if there occurs pursuant to the terms of the Bonds an event which results in the loss of the tax-exempt status of interest on such Bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such Bonds. No assurance can be given that the Association Policy would insure the payment of principal or interest on Bonds which is not required to be paid by the issuer thereof because the Bonds were not validly issued. At the respective times of issuance of the Bonds, opinions relating to the validity thereof were rendered by bond counsel to the respective issuing authorities. The Association Policy is non-cancellable and will continue in force so long as a Trust is in existence and the Bonds described in the policy continue to be held in and owned by such Trust. Failure to pay premiums on the Association Policy will not result in the cancellation of insurance but will force the Association to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust.
The Association Policy shall terminate as to any Bond in a Trust which has been redeemed from or sold by the Trustee or such Trust on the date of such redemption or on the settlement date of such sale, and the Association shall not have any liability under the policy as to any such Bond thereafter. If the date of such redemption or the settlement date of such sale occurs between a record date and a date of payment of any such Bond, the Association Policy will terminate as to such Bond on the business day next succeeding such date of payment. The Association Policy will terminate as to all Bonds in a Trust on the date on which the last of the Bonds in such Trust mature, are redeemed or are sold by such Trust.

Pursuant to an irrevocable commitment of the Association, the Trustee upon sale of a Bond in a Trust has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in a Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance for a Bond in a Trust upon instruction from the Sponsors only if upon such exercise such Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance and the related custodial fee) from such sale in excess of the sale proceeds if such Bond was sold on an uninsured basis. The Permanent Insurance premium with respect to each Bond is determined based upon the insurability of each Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Bond unless such Bond is in default as to payment of principal and/or interest. In such event, the Permanent Insurance Premium shall be subject to an increase predetermined at the Date of Deposit and payable from the proceeds of the sale of such Bond.

Except as indicated below, insurance obtained by a Trust has no effect on the price or redemption value of Units thereof. It is the present intention of the Evaluator to attribute a value to the insurance obtained by a Trust (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units thereof only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsors' opinion, in significant risk of such default ("Defaulted Bonds"). The value of the insurance will be equal to the difference between (i) the market value of a Defaulted
Bond assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. See "Public Offering-Offering Price" for a more complete description of the Evaluator's method of valuing Defaulted Bonds. Insurance obtained by the issuer of a Bond or by other parties is effective so long as such Pre-insured Bond is outstanding and the issuer of such Pre-insured Bond continues to fulfill its obligations.

Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will continue to be insured under the Association Policy as long as the Bond is held in a Trust. Insurance obtained by the issuer of a Bond or by other parties may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be quantified.

In the event that interest on or principal of a Bond in a Trust is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the Association will make payments to its fiscal agent, Citibank, N.A., New York, New York (the "Fiscal Agent"), equal to such unpaid amounts or principal and interest not later than one business day after the Association has been notified by the Trustee that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Trustee the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Trust's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the Association. Upon payment by the Association of any principal or interest payments with respect to any Bonds, the Association shall succeed to the rights of the owner of such Bonds with respect to such payment.

Each insurance company comprising the Association will be severally and not jointly obligated under the Association Policy in the following respective percentages: The AEtna Casualty and Surety Company, 33%; Fireman's Fund Insurance Company, 30%; the Travelers Indemnity Company, 15%; Cigna Property and Casualty Company (formerly AEtna Insurance Company), 12%; and The Continental Insurance Company, 10%. As a several obligor, each such insurance company will be obligated only to the extent of its percentage of any claim under the Association Policy and will not be obligated to pay any unpaid obligations of any other member of the Association. Each insurance company is a multiline insurer involved in several lines of insurance other than municipal bond insurance, and the assets of each insurance company also secure all of its other insurance policy and surety bond obligations.

The following table sets forth unaudited financial information with respect to the five insurance companies comprising the Association. The statistics, which have been furnished by the Association, are as reported by the insurance companies to the New York State
Insurance Department and are determined in accordance with statutory accounting principles. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof. In addition, these numbers are subject to revision by the New York State Insurance Department which, if revised, could either increase or decrease the amounts. The Sponsors are not aware that the information herein is inaccurate or incomplete as of the date hereof.


                  MUNICIPAL BOND INSURANCE ASSOCIATION FIVE INSURANCE COMPANIES
                      ASSETS, LIABILITIES AND POLICY HOLDERS' SURPLUS AS OF
                                SEPTEMBER 30, 1994 (000's omitted)

                                                New York        New York        New York
                                                Statutory       Statutory       Policyholders'
                                                Assets          Liabilities     Surplus
                                                _________       ___________     _____________
The Aetna Casualty & Surety Co.                 $10,030,200     $ 8,275,300     $ 1,754,900
Fireman's Fund Insurance Company                  6,815,775       4,904,534       1,911,241
The Travelers Indemnity Co.                      10,295,359       8,515,392       1,779,967
Cigna Property and Casualty Co.
  (Formerly Aetna Insurance Co.)                  5,112,251       4,842,235         270,016
The Continental Insurance Company                 2,794,536       2,449,805         344,731
                                                -----------     -----------     -----------
        Total                                   $35,048,121     $28,987,266     $ 6,060,855
                                                ===========     ===========     ===========


Standard & Poor's has assigned to the Units in each Trust a rating of AAA and has assigned to the Bonds in each Discount Series, Short-Intermediate Series and Long-Intermediate Series and in
M.I.N.T. Series 7 and subsequent M.I.N.T. Series a rating of AAA, and Moody's has assigned a rating of "Aaa" to the Bonds in each Trust, as insured, only while such Bonds are held in such Trust.
Also for Trusts for which Association Policies have been obtained these ratings reflect Standard & Poor's and Moody's current assessment of the creditworthiness of the Association and its ability to pay claims on its policies of insurance. The Association's principal offices are located at 113 King Street, Armonk, New York 10504.

Some of the shareholders of MBIA Inc. are among the members of the Association. MBIA Inc. is the parent of the Municipal Bond Investors Assurance Corporation (the "Corporation"). The Corporation commenced municipal bond insurance operations on January 5, 1987.
The Corporation is a separate and distinct entity from the Association. THE CORPORATION HAS NO LIABILITY TO THE BONDHOLDERS FOR THE OBLIGATIONS OF THE ASSOCIATION UNDER ANY ASSOCIATION POLICY.

The contract of insurance relating to each Trust, certain agreements relating to the Permanent Insurance and the negotiations in respect thereof represent the only significant relationship between the Association and each Trust. Otherwise, neither the Association nor any associate thereof has any material business relationship, direct or indirect, with any Trust or the Sponsors, except that the Sponsors may from time to time in the future, in the normal course of their business, participate as underwriters or as managers or as members of underwriters or as managers or as member of underwriting syndicates in the distribution of new issues of municipal bonds for which a policy of insurance guaranteeing the payment of interest and principal has been obtained from the Association. Although all issues contained in the Trusts are individually insured, neither the Trusts nor the Units are insured directly by the Association.

A purpose of the insurance on the Bonds obtained by the Trusts is to obtain a higher degree of safety on each Trust's portfolio than would be available if all the Bonds in such portfolio had Standard & Poor's AAA rating and/or Moody's Aaa rating but were uninsured and yet, at the same time, to have the protection of insurance of payment of interest and principal on the Bonds. There is, of course, no certainty that this result will be achieved.
Any Pre-insured Bonds in a Trust (all of which are rated AAA by Standard & Poor's and/or Moody's), may or may not have a higher yield than uninsured bonds rated AAA by Standard & Poor's and/or Aaa by Moody's.

Because the Bonds are insured by the Association as to the payment of principal and interest, Standard & Poor's has assigned a AAA investment rating to the Units of each Trust and a rating of AAA to the Units and the Bonds in each Discount Series, Short-Intermediate Series and Long-Intermediate Series and in M.I.N.T. Series 7 and subsequent M.I.N.T. Series, and Moody's has assigned a rating of Aaa to the Bonds in every Trust. The obtaining of these should not be construed as an approval of the offering of the Units by Standard & Poor's or Moody's or as a guarantee of the market value of the Trusts or of the Units. These ratings are not a recommendation to buy, hold or sell and do not take into account the extent to which a Trust's expenses or sales of portfolio assets for less than the Trust's acquisition price will reduce payment to the Unit holders of the interest or principal.

For M.I.N.T. Series 16 and subsequent M.I.N.T. Series, Long-Intermediate
1 and subsequent Long-Intermediate Series, MINT Balanced Maturity
Series 1 and subsequent MINT Balanced Maturity Series and the State Series.

Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in the Trust listed above has been obtained from Municipal Bond Investors Assurance Corporation (the "Corporation") by such Trusts. The Corporation has issued a separate policy of insurance to each trust beginning with M.I.N.T. Series 16, Discount Series 5, Short-Intermediate Series 3, Long-Intermediate Series
1, and the State Series covering each of the Bonds in such Trust
(the "Corporation Policy"), including Bonds which may previously have been insured. The insurance obtained by each Trust from the Corporation is only effective as to Bonds owned by and held in such Trust and, consequently, does not cover Bonds for which the contract for purchase fails. The Corporation Policy shall continue in force only with respect to Bonds held in and owned by a Trust, and the Corporation shall not have any liability under the policy with respect to any Bonds which do not constitute part of such Trust. In determining to insure the Bonds, the Corporation has applied its own standards which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds.

By the terms of its policy, the Corporation will unconditionally guarantee to each Trust the payment when due, required of the issuer of the Bonds held in such Trust of an amount equal to the principal of and interest on such Bonds as such payments shall become due but are not paid, except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption (other than in mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made to the related Trust in such amounts and at such times as would have been had there not been such acceleration by reason of mandatory or optional redemption (other than a mandatory sinking fund redemption). The Corporation will be responsible for such payments less any amounts received by a Trust from any Trustee for the Bond issuers or from any other source. The Corporation Policy also does not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the Trustee or other paying agent from the Bonds.
However, with respect to small issue industrial development Bonds and pollution control revenue Bonds covered by the Corporation
Policy obtained by a Trust, the Corporation guarantees the full and complete payments required to be made to such Trust by or on behalf of an issuer of such Bonds if there occurs pursuant to the terms of the Bonds an event which results in the loss of the tax-exempt status of interest on such, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such Bonds.
No assurance can be given that the Corporation Policy would insure the payment of principal or interest on Bonds which is not required to be paid by the issuer thereof because the Bonds were not validly issued. At the respective times of issuance of the bonds, opinions relating to the validity thereof were rendered by bond counsel to the respective issuing authorities. The Corporation Policy is non-cancellable and will continue in force so long as the related Trust is in existence and the Bonds described in the Corporation
Policy continue to be held in and owned by such Trust. Failure to pay premiums on the Corporation Policy obtained by a Trust will not result in the cancellation of insurance but will force the Corporation to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from related Trust.

The Corporation Policy obtained by a Trust shall terminate as to any Bonds which have been redeemed from or sold by the Trustee or such Trust on the date of such redemption or on the settlement date of such sale, and the Corporation shall not have any liability under such policy as to any such Bonds thereafter. If the date of such redemption or the settlement date of such sale occurs between a record and a date of payment of any such bond, the Corporation Policy will terminate as to such Bonds on the business day next succeeding such date of payment. The termination of the Corporation Policy as to any Bond shall not affect the Corporation's obligations regarding any other Bond in such Trust or any other Trust which has obtained a Corporation Policy. The Corporation Policy obtained by a Trust will terminate as to all Bonds therein on the date on which the last of such Bonds mature, are redeemed or are sold by such Trust. Pursuant to an irrevocable commitment of the Corporation, the Trustee upon the sale of a Bond in a Trust has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bonds. Accordingly, any Bond in a Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance for a Bond in a Trust upon instruction from the Sponsors only if upon such exercise such Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance and the related custodial fee) from such sale in excess of the sale proceeds if such Bond were sold on an uninsured basis. The Permanent Insurance premium with respect to each Bond is determined based upon the insurability of each Bond as of the Date of Deposit for such and will not be increased or decreased for any change in the creditworthiness of such Bond unless such Bond is in default as to payment of principal and/or interest.
In such event, the Permanent Insurance Premium shall be subject to an increase predetermined at the Date of Deposit and payable from the proceeds of the sale of such Bond.

Except as indicated below, insurance obtained by a Trust has no effect on the price or redemption value of Units thereof. It is the present intention of the Evaluator to attribute a value to the insurance obtained by a Trust (including the right to obtain
Permanent Insurance) for the purpose of computing the price or redemption value of Units thereof only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsors' opinion, in significant risk of such default
("Defaulted Bonds"). The value of the insurance will be equal to the difference between (i) the market value of a Bond which is in default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (ii) the market value of such Defaulted Bond not covered by Permanent
Insurance. See "Public Offering-Offering Price" for a more complete description of the Evaluator's method of valuing Defaulted Bonds.
Insurance obtained by the issuer of a Bond or by other parties is effective so long as such Pre-insured Bond is outstanding and the insurer of such Pre-insured Bond continues to fulfill its obligations.

Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will continue to be insured under the policy obtained by a Trust from the Corporation as long as the Bond is held in such Trust. Insurance obtained by the issuer of a Bond or by other parties may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

In the event that interest on or principal of a Bond held in a Trust is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the Corporation will make payments to its fiscal agent, Citibank,

N.A., New York, New York, (the "Fiscal Agent"), equal to such unpaid amounts or principal and interest not later than one business day after the Corporation has been notified by the Trustee for such Trust that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Trustee the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of such Trust's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the Corporation. Upon payment by the Corporation of any principal or interest payments with respect to any Bonds, the Corporation shall succeed to the rights of the owner of such Bonds with respect to such payment.

The Corporation is the principal operating subsidiary of MBIA
Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against the Corporation.
The Corporation is a limited liability corporation rather than a several liability association. The Corporation is domiciled in the State of New York and licensed to do business in all 50 states, the District of Columbia and the Commonwealth of Puerto
Rico. As of March 31, 1995 the Insurer had admitted assets of $3.5 billion (unaudited), total liabilities of $2.4 billion (unaudited), and total capital and surplus of $1.1 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of December
31, 1994, the Insurer had admitted assets of $3.4 billion (audited), total liabilities of $2.3 billion (audited), and total capital and surplus of $1.1 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of the Corporation's financial statements prepared in accordance with statutory accounting practices are available from the Corporation. The address of the Corporation is 113 King Street, Armonk, New York 10504.

Effective December 31, 1989, MBIA Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (BIG), now known as MBIA Insurance
Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof. The Sponsors are not aware that the information herein is inaccurate or incomplete as of the date hereof.

Standard & Poor's has assigned to the Units in each Trust a rating of AAA and has assigned to the Bonds in each Discount Series, Short-Intermediate Series, Long-Intermediate Series and the State
Series and in M.I.N.T. Series 7 and subsequent M.I.N.T. Series a rating of AAA, and Moody's has assigned a rating of "Aaa" to the Bonds in each Trust , as insured, only while such Bonds are held in such Trust. Also for each Trust for which a Corporation
Policy has been obtained these ratings reflect Standard & Poor's and Moody's current assessment of the creditworthiness of the Corporation and its ability to pay claims on its policies of insurance.

The contract of insurance relating to each Trust, certain agreements relating to the Permanent Insurance and the negotiations in respect thereof represent the only significant relationship between the Corporation and each Trust. Otherwise, neither the corporation nor any associate thereof has any material business relationship, direct or indirect with each Trust or the sponsors, except that Sponsors may from time to time in the future, in the normal course of their business, participate as underwriters or as managers or as members of underwriting syndicates in the distribution of new issues of municipal bonds for which a policy of insurance guaranteeing the payment of interest and principal has been obtained from the Corporation. Although all issues contained in the respective Trusts are individually insured, neither the respective Trusts nor the Units are insured directly by the Corporation.

A purpose of the insurance obtained by each Trust on the underlying Bonds is to obtain a higher yield on such underlying Bonds than would be available if all such Bonds had Standard & Poor's AAA rating and/or Moody's Aaa rating but were uninsured and yet, at the same time, to have the protection of insurance of payment of interest and principal of such Bonds. There is, of course, no certainty that this result will be achieved.

Any Pre-insured Bonds in a Trust (all of which are rated AAA by Standard & Poor's and/or Moody's) may or may not have a higher yield than uninsured bonds rated AAA by Standard & Poor's and/or
Aaa by Moody's.

Because the Bonds in each Trust are insured by the Corporation as to the payment of principal and interest, Standard & Poor's has assigned its AAA investment rating to the Units and to the Bonds while in the Trusts, and Moody's has assigned a rating of Aaa to all of the Bonds in the Trusts, as insured. The obtaining of these ratings by the Trusts should not be construed as an approval of the offering of the Units by Standard & Poor's or Moody's or as a guarantee of the market value of the Trusts or of the Units. These ratings are not a recommendation to buy, hold or sell and do not take into account the extent to which a Trust's expenses or sales or portfolio assets for less than such Trust's acquisition price will reduce payment to the Unit holders of the interest or principal.

                           TAX STATUS

Interest income on the Bonds contained in each Trust's portfolio is, in the opinion of bond counsel to the issuing governmental authorities, which opinion was rendered at the time of original issuance of the Bonds, excludible from Federal gross income under the Internal Revenue Code of 1986, as amended (the "Code"). See "The Trusts-Portfolios".

Gain (or loss) realized on sale, maturity, or redemption of the Bonds or on sale or redemption of a Unit is, however, includible in gross income as capital gain (or loss) for Federal, state and local income tax purposes assuming that the Unit is held as a capital asset. Such gain (or loss) does not include any amount received in respect of accrued interest. In addition, such gain
(or loss) may be long or short-term depending on the holding period of the Units. Bonds selling at a market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. It should be noted that under recently proposed legislation that would subject accretion of market discount on tax-exempt bonds to taxation as ordinary income, gain realized on the sale or redemption of Bonds by the Trustee or of Units by a Unit holder that would otherwise be treated as capital gain may be recharacterized as ordinary income to the extent it is attributable to accretion of market discount. Market discount can arise based on the price the Trust pays for the Bonds or the price a Unit holder pays for his Units. Since the proceeds from sales of Bonds, under certain circumstances, may not be distributed pro rata, Unit holders taxable income for any year may exceed their actual cash distributions in that year.

On the Date of Deposit corresponding to each Trust, Brown & Wood, as special counsel for the Sponsors for Series 1 through 29 and all Discount Series, Short-Intermediate Series and Long-Intermediate Series issued an opinion as to the tax status of each Trust as of such Date of Deposit. In summary, the opinion stated:

(A) The Trust is not an association taxable as a corporation for Federal income tax purposes, and interest on the Bonds and payments in lieu thereof which are excludible from Federal gross income under the Code, when received by a Trust, will be excludible from the Federal gross income of each Unit holder of the Trust;

(B) Each Unit holder will be considered the owner of a pro rata portion of the Bonds and other assets held in the related Trust under the grantor trust rules of Code Sections 671-679. Each Unit holder will be considered to have received his pro rata share of income from Bonds held in the related Trust on receipt (or earlier accrual, depending on the Unit holder's method of accounting) by such Trust, and each Unit holder will have a taxable event when an underlying Bond is disposed of (whether by sale, redemption, or payment at maturity) or when the Unit holder redeems or sells his Units;

(C) For Federal income tax purposes, when a Bond is sold, a Unit holder may exclude from his share of the amount received any amount that represents accrued interest but may not exclude amounts attributable to market discount. As indicated above, under proposed legislation, accretion of market discount would be taxable as ordinary income rather than capital gain. However, no prediction can be made regarding whether this provision or a similar provision will be enacted into law or the effective date of any such provision. A Unit holder may also realize taxable gain or loss when a Unit is sold or redeemed;

(D) If a Trust purchases any Units of a previously issued Trust then, based on the opinion of counsel with respect to the previously issued Trust, such purchasing Trust's pro rata ownership interest in the bonds of the previously issued Trust (or any previously issued Trust) will be treated as though it were owned directly by such purchasing Trust. A Unit holder, however, will be considered to have received income or gain with respect to bonds in such previously issued Trust on receipt (or earlier accrual, depending on the Unit holder's method of accounting) by the previously issued series; and

On the Date of Deposit corresponding to each Trust, Chapman and Cutler, Counsel for the Sponsors for Series 30 and subsequent
Series, rendered an opinion substantially to the effect that:

(A) the Trust is not an association taxable as a corporation for Federal income tax purposes. Tax-exempt interest received by the Trust on Bonds deposited therein will retain its status as tax-exempt interest, for Federal income tax purposes, when distributed to a Unit holder except that the alternative minimum tax and the environmental tax (the "Superfund Tax") applicable to corporate Unit holders may, in certain circumstances, include in the amount on which such tax is calculated, 75% of the interest income received by the Trust;

(B) exemption of interest and accrued original issue discount on any Bonds for Federal income tax purposes does not necessarily result in tax exemption under the laws of the several states as such laws vary with respect to the taxation of such Bonds and in many states all or a part of such interest and accrued original issue discount may be subject to tax;

(C) each Unit holder is considered to be the owner of a pro rata portion of the Trust under subpart E, subchapter J of chapter
1 of the Code and will have a taxable event when the Trust disposes of a Bond, or when the Unit holder redeems or sells his Units.
Unit holders must reduce the tax basis of their Units for their share of accrued interest received by the Trust, if any, on Bonds delivered after the Unit holders pay for their Units to the extent that such interest accrued on such Bonds during the period from the Unit holder's settlement date to the date such Bonds are delivered to the Trust and, consequently, such Unit holders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unit holder.
The amount of any such gain or loss is measured by comparing the Unit holder's pro rata share from such disposition with the Unit holder's basis for his or her fractional interest in the asset disposed of. In the case of a Unit holder who purchases Units, such basis is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the date of acquisition of the Units. The basis of each Unit and of each Bond which was issued with original issue discount must be increased by the amount of accrued original issue discount and the basis of each Unit and of each Bond which was purchased by such Trust at a premium must be reduced by the annual amortization of bond premium. The tax cost reduction requirements of said Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost; and

(D) any insurance proceeds which represent maturing interest on defaulted obligations held by the Trustee will be excludible from Federal gross income if, and to the same extent as, such interest would have been so excludible if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

In the case of any Series, Unit holders should consider the following Federal income tax matters. Because the tax matters discussed below are of general applicability, Unit holders should consult their tax adviser regarding the tax consequences relating to an investment in any Trust.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issued discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceed the original issue price plus the amount of original issue discount which would have accrued to prior owners. The application of these rules will also vary depending on the value of the Bond on the date a Unit holder acquires his Units, and the price the Unit holder pays for his Units. Because of the complexity of these rules relating to the accrual of original issue discount, Unit holders should consult their tax advisers as to how these rules apply.

"The Revenue Reconciliation Act of 1993" (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued). Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accrues while the Trust holds a Bond would be recognized as ordinary income by the Unit holder when principal payments are received on the Bond, upon sale or at redemption (including early redemption) or upon the sale or redemption of his Units, unless a Unit holder elects to include market discount in taxable income as it accrues.
The market discount rules are complex and Unit holders should consult their tax advisers regarding these rules and their application.

For purposes of computing the alternative minimum tax for individuals and corporations and the Superfund tax for corporations, interest on certain private activity bonds (which includes most industrial and housing bonds) issued on or after August 8, 1986 is included as a preference item. The Trusts do not include any such bonds.

Present Federal income tax law also provides for an alternative minimum tax for corporations levied at a rate of 20% of alternative minimum taxable income. The alternative minimum tax and the Superfund Tax depend upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). Although tax-exempt interest received by each Trust on Bonds deposited therein will not be included in the gross income of corporations for Federal income tax purposes and "adjusted current earnings" include all tax-exempt interest, including interest on all of the Bonds in the Trusts. Corporate unit holders are urged to consult their tax advisers with respect to the particular tax consequences to them resulting from purchasing Units of a Trust, including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

Counsel for the Sponsors has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units. (however, these rules do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Investors with questions regarding this issue should consult with their tax advisers.

In the case of certain of the Bonds in a Trust, the opinions of bond counsel indicate that interest on such securities received by a "substantial user" of the facilities being financed with the proceeds of these securities, or persons related thereto, for periods while such securities are held by such a user or related person, will not be excludable from Federal gross income, although interest on such securities received by others would be exempt from Federal gross income. "Substantial user" and "related person" are defined under U.S. Treasury Regulations. Any person who believes he or she may be a substantial user or related person as so defined should contact his or her tax adviser.

At the time of closing Brown & Wood, special counsel to the Trust for New York tax matters for Series 1-29 and all Discount Series, Short-Intermediate Series and Long-Intermediate Series, Siller Wilk Mencher & Simkin, special counsel to the Trust for New York tax matters for Series 30-32 and Tanner, Propp, & Farber, special counsel to the Trust for New York tax matters for Series 33 and subsequent Series rendered an opinion substantially to the effect that the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unit holders under the then existing income tax laws of the State and City of New York.

All statements in the Prospectus concerning exclusion from gross income for Federal, state or other taxes are the opinions of counsel and are to be so construed.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor, Chapman and Cutler nor Brown & Wood made any special review for any Trust of the proceedings relating to the issuance of the Bonds or of the basis of such opinions. It should be noted that the tax-exempt status of certain Bonds may be based upon compliance with certain requirements after the Bonds were issued.

In general, section 86 of the Internal Revenue Code provides, that Social Security benefits are includible in gross income in an amount equal to the lesser of (1) 50% of the Social Security benefits received or (2) 50% of the excess of "modified adjusted gross income" plus 50% of the Social Security benefits received over the appropriate "base amount". The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively of his Social Security benefits in gross income whether or not he receives any tax-exempt interest.
A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

For taxpayers other than corporations, net capital gains are subject to a maximum marginal tax rate of 28 percent. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

All taxpayers are presently required to disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year. Each Unit holder is also advised to consult his own tax adviser regarding the proposed legislation discussed above concerning market discount, inclusion in taxable income of Social Security benefits, and changes in tax rates.

Florida Tax Status. At the time of the closing for each Florida Trust, Chapman and Cutler, Special Counsel to the Trust for Florida tax matters, rendered an opinion under then existing Florida law applicable to taxpayers who are subject to certain Florida income taxes substantially to the effect that:

Neither the Florida Trust nor Non-Corporate Unit holders will be subject to the Florida income tax imposed by Chapter 220, Florida Statutes. Any amounts paid to the Florida Trust or Non-Corporate Unit Holders under an insurance policy issued to the Florida Trust, the issuers, the underwriters, or the Sponsor thereof, or others, which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes provided that such amounts paid are not subject to federal income tax.

Corporate Unit holders will be subject to Florida income or franchise taxation under Chapter 220, Florida Statutes (a) on interest received by the Trust, (b) on payments of interest pursuant to any insurance policy, (c) on gain realized when Bonds are sold, redeemed or paid at maturity or when insurance payments with respect to principal are received by the Trust and (d) on gain on the sale or redemption of Units, to the extent allocable to Florida as "adjusted federal income." Corporate Unit holders that have a commercial domicile in Florida will also be subject to Florida income or franchise taxation on 100 percent of the items of income described in clauses
(a) through (d) of the immediately preceding sentence to the extent that such income constitutes "nonbusiness income."

Even if interest on indebtedness incurred or continued by a Unit holder to purchase Units in the Trust is not deductible for Federal income tax purposes, it will reduce interest income on the Bonds which is reportable by Corporate Unit holders for Florida income tax purposes.

Trust Units held by a Florida resident will be includible in the resident's estate for Florida estate tax purposes, but if such estate is not subject to the Federal estate tax, the estate will not be subject to the Florida estate tax. The Florida estate tax is limited to the amount of the credit for state death taxes provided for in section 2011 of the Code, less estate taxes paid to states other than Florida.

Neither the Bonds nor the Units will be subject to the Florida ad valorem tax, the Florida intangible personal property tax or Florida sales or use tax.

Georgia Tax Status. At the time of the closing for each Georgia Trust, Chapman and Cutler, Special Counsel to the Trust for Georgia tax matters, rendered an opinion under then existing Georgia income tax law applicable to taxpayers whose income is subject to Georgia income taxation substantially to the effect that:

For Georgia income tax purposes, the Georgia Trust is not an association taxable as a corporation, and the income of the Georgia Trust will be treated as the income of the Unit holders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Georgia Trust, and which would be exempt if received directly by a Unit holder, will retain its status as tax-exempt interest when distributed by the Georgia Trust and received by the Unit holders.

If the Trustee disposes of a Georgia Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unit holder redeems or sells his Unit, the Unit holder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes
(except in the case of Georgia Bonds issued before March 11, 1987 issued with original issue discount owned by the Georgia Trust in which case gain or loss for Georgia income tax purposes would be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unit holder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.

Because obligations or evidences of debt of Georgia, its political subdivisions and public institutions and the bonds issued by the Government of Puerto Rico are exempt from the Georgia intangible personal property tax, the Georgia Trust will not be subject to such tax as the result of holding such obligations, evidences of debt or bonds. Although there currently is no published administrative interpretation or opinion of the Attorney General of Georgia dealing with the status of bonds issued by a political subdivision of Puerto Rico, we have in the past been advised orally by representatives of the Georgia Department of Revenue that such bonds would also be considered exempt from such tax. Based on that advice, and in the absence of a published administrative interpretation to the contrary, we are of the opinion that a Georgia Trust would not be subject to such tax as the result of holding bonds issued by a political subdivision of Puerto Rico.

Amounts paid under an insurance policy or policies issued to a Georgia Trust, if any, with respect to the Georgia Bonds in a Georgia Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations, provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

We express no opinion regarding whether a Unit holder's ownership of an interest in the Georgia Trust is subject to the Georgia intangible personal property tax. Although the application of the Georgia intangible property tax to the ownership of the Units by the Unit holders is not clear, representatives of the Georgia Department of Revenue have in the past advised us orally that, for purposes of the intangible property tax, the Department considers a Unit holder's ownership of an interest in the Georgia Trust as a whole to be taxable intangible property separate from any ownership interest in the underlying tax-exempt Georgia Bonds.

Neither the Georgia Bonds nor the Units will be subject to Georgia Sales or use tax.

New Jersey Tax Status. At the time of the closing for each New Jersey Trust, Special Counsel to the Trust for New Jersey tax matters, rendered an opinion under then existing New Jersey income tax law applicable to taxpayers whose income is subject to New Jersey income taxation substantially to the effect that:

Each New Jersey Trust will be recognized as a trust and not an association taxable as a corporation. The New Jersey Trusts will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

With respect to the non-corporate Unit holders who are residents of New Jersey, the income of a New Jersey Trust which is allocable to each such Unit holder will be treated as the income of such Unit holder under the New Jersey Gross Income Tax. Interest on the underlying Bonds which would be exempt from New Jersey Gross Income Tax if directly received by such Unit holder will retain its status as tax-exempt interest when received by a New Jersey Trust and distributed to such Unit holder. Any proceeds paid under the insurance policy issued to the Trustee of a New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

A non-corporate Unit holder will not be subject to the New Jersey Gross Income Tax on any gain realized either when a New Jersey
Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity), when the Unit holder redeems or sells his Units, or upon payment of any proceeds under the insurance policy issued to the Trustee of the fund with respect to the Bonds or under individual policies obtained by issuers of Bonds, the Sponsor, the underwriters or others which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized in such disposition may not be utilized to offset gains realized by such Unit holder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

Units of a New Jersey Trust may be taxable on the death of a Unit holder under the New Jersey Transfer Inheritance Tax Law or the
New Jersey Estate Tax Law.

If a Unit holder is a corporation subject the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in the New Jersey Trust which is allocable to such corporation will be includible in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey's Corporation
Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the bonds of the New Jersey Trust or on the disposition of its

Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation
Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of a New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Income Tax if and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.

Tennessee Tax Status. In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing Tennessee State law as of the date of this prospectus:

For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by Section 67-4-806 (the "State Corporate Income Tax"), and the Tennessee Franchise Tax imposed by Section 67-4-903, the Tennessee Trusts will not be subject to such taxes.

For Hall Income Tax purposes, a proportionate share of distributions from the Tennessee Trusts to Unit holders, to the extent attributable to interest on the Tennessee Bonds (based upon the relative proportion of interest income received or accrued attributable to such bonds) will be exempt from the Hall Income Tax when distributed to such Unit holders. Based on the Commissioner's Letter, distributions from the Trust to Unit holders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico
Bonds) will be exempt from the Hall Income Tax when distributed to such Unit holders. A proportionate share of distributions from the Tennessee Trusts attributable to interest on assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unit holders. (See the Tennessee Trust Portfolio for a listing of these Bonds).

For Tennessee State Corporate Income Tax Purposes, Tennessee law does not provide an exemption for interest on the Tennessee Bonds and requires that all interest excludable from Federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of the Tennessee Trusts (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Tennessee Trusts) attributable to Unit holders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from the Tennessee Trusts (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by the Tennessee Trusts) attributable to the Unit holders subject to the State Corporate Income Tax should be exempt from the State Corporate Income Tax.
The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.

Each Unit holder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unit holder redeems or sells his Units, at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unit holder's share of interest, if any, accruing on Bonds during the interval between the Unit holder's settlement date and the date such Bonds are delivered to the Trust, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unit holders realizing taxable gain when the Units are sold or redeemed for an amount equal to or less than their original cost. For purposes of the Tennessee Property Tax, the Tennessee Trusts will be exempt from taxation with respect to the Bonds it holds. Tennessee Bonds consist of bonds issued by the State of Tennessee, or any county or any municipality or political subdivision thereof, including any agency, bond, authority, or commission, the interest on which is exempt from the Hall Income Tax. As for the taxation of the Units held by the Unit holders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unit holders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

The Bonds and the Units held by the Unit holders will not be subject to Tennessee sales and use taxes.

The Sponsors cannot predict whether new legislation will be enacted into law affecting the tax status of Tennessee Trusts. The occurrence of such an event could cause distributions of interest income from the Tennessee Trusts to be subject to the Hall Income Tax.
In addition, Tennessee is currently considering the adoption of a state income tax. Additional information regarding such proposals is currently unavailable. Investors should consult their own tax advisors in this regard.

                     CERTAIN CONSIDERATIONS

The Florida Trusts.

In 1980, Florida was the seventh most populous state in the U.S.
The State has grown dramatically since then and as of April 1, 1993, ranks fourth with an estimated population of 13.4 million. Florida's attraction, as both a growth and retirement state, has kept net migration fairly steady with an average of 292,988 new residents a year from 1983 through 1993. The U.S. average population increase since 1982 is about 1% annually, while Florida's average annual rate of increase is about 2.5%. Florida continues to be the fastest growing of the ten largest states. This strong population growth is one reason the State's economy is performing better than the nation as a whole. In addition to attracting senior citizens to Florida as a place for retirement, the State is also recognized as attracting a significant number of working age individuals.
Since 1983, the prime working age population (18-44) has grown at an average annual rate of 2.6%. The share of Florida's total working age population (18-59) to total State population is approximately 54%. This share is not expected to change appreciably into the twenty-first century. Florida's economy has in the past been highly dependent on the construction industry and construction related manufacturing. This dependency has declined in recent years and continues to do so as a result of continued diversification of the State's economy. For example, in 1980 total contract construction employment as a share of total non-farm employment was just over 7% and in 1993 the share had edged downward to 5%. This trend is expected to continue as Florida's economy continues to diversify. Florida, nevertheless, has a dynamic construction industry with single and multi-family housing starts accounting from 8.5% of total U.S. housing starts in 1993 while the State's population is 5.3% of the U.S. total population. Florida's housing starts since 1980 have represented an average of 11% of the U.S.'s annual starts, and since 1980, total housing starts have averaged 156,450.

A driving force behind the State's construction industry has been the State's rapid rate of population growth. Although Florida currently is the fourth most populous state, its annual population growth is now projected to decline as the number of people moving into the State is expected to hover near the mid 250,000 range annually throughout the 1990s. This population trend should provide fuel for business and home builders to keep construction activity lively in Florida for some time to come. However, other factors do influence the level of construction in the State. For example, federal tax reform in 1986 and other changes to the Federal income tax code that have eliminated tax deductions for owners of two or more residential real estate properties and the lengthening of depreciation schedules on investment and commercial properties. Economic growth and existing supplies of commercial buildings and homes also contribute to the level of construction activity in the State.

Hurricane Andrew left some parts of south Florida devastated. Post-Hurricane Andrew clean up and rebuilding have changed the outlook for the State's economy. Single and multi-family housing starts in 1993-94 are projected to reach a combined level of 118,000, and to increase to 134,300 next year. Lingering recessionary effects on consumers and tight credit are two of the reasons for relatively slow core construction activity, as well as lingering effects from the 1986 tax reform legislation discussed above. However, construction is one of the sectors most severely affected by Hurricane Andrew. Low interest rates and pent-up demand combined with improved consumer confidence should lead to improved housing starts. The construction figures above include additional housing starts as a result of destruction by Hurricane Andrew. Total construction expenditures are forecasted to increase 15.6% this year and increase 13.3% next year.

Since 1980, the State's job creation rate is almost twice the rate for the nation as a whole, and its growth rate in new non-agricultural jobs is the fastest of the 11 most populous states and second only to California in the absolute number of new jobs created.
Contributing to the State's rapid rate of growth in employment and income is international trade. Since 1980, the State's unemployment rate has generally been below that of the U.S. In recent years, however, as the State's economic growth has slowed from its previous highs the State's unemployment rate has tracked above the national average. The average rate in Florida since 1980 has been 6.5% while the national average is 7.1%. According to the U. S. Department of Commerce, the Florida Department of Labor and Employment Security, and the Florida Consensus Economic Estimating Conference (together, the "Organization"), the State's unemployment rate was 8.2% during 1992. As of January 1994, the Organization estimates that the unemployment rate will be 6.7% for 1993-94, and 6.1% for 1994-95.

The rate of job creation in Florida's manufacturing sector has exceeded that of the U.S. From the beginning of 1980 through 1993, the State added over 50,000 new manufacturing jobs, a 11.7% increase. During the same period, national manufacturing employment declined ten out of the fourteen years, for a loss of 2,977,000 jobs.

Total non-farm employment in Florida is expected to increase 2.7% in 1993-94 and rise 3.8% in 1994-95. Trade and services, the two largest sources of employment in the State, account for more than half of the total non-farm employment. Employment in the service sector should experience an increase of 3.9% in 1993-94, and 4.9% in 1994-95. The service sector is now the State's largest employment category.

Tourism is one of Florida's most important industries. Approximately
41.1 million tourists visited the State in 1993, as reported by the Florida Department of Commerce. In terms of business activities and state tax revenues, tourists in Florida in 1993 represented an estimated 4.5 million additional residents. Visitors to the State tend to arrive both by air and car. The State's tourism industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality.
The dollar's depreciation has enhanced the State's tourism industry. Tourist arrivals are expected to decline by almost 2% this year, but are expected to recover next year with 5% growth. Tourist arrivals to Florida by air and car are expected to diverge from each other, air decreasing 5.6% and auto increasing 1.6%. By the end of the State's current fiscal year, 41.0 million domestic and international tourists will have visited the State. In 1994-95, tourist arrivals should approximate 43 million.

The State's personal income has been growing strongly the last several years and has generally outperformed both the United States as a whole and the southeast in particular, according to the U.S. Department of Commerce and the Florida Consensus Economic Estimating Conference. This is due to the fact that Florida's population has been growing at a very strong pace and, since the early 1970s, the State's economy has diversified so as to provide greater insulation from national economic downturns. As a result, Florida's real per capita personal income has tracked closely with the national average and has tracked above the southeast. From 1984 through 1993, the State's real per capita personal income rose at an average of 5.4% per year, while the national real per capita income increased at an average of 5.5% per year.

Because Florida has a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income. For example, Florida's total wages and salaries and other labor income in 1993 was 62% of total personal income, while a similar figure for the nation for 1990 was 72%. Transfer payments are typically less sensitive to the business cycle than employment income and, therefore, act as stabilizing forces in weak economic periods.

The State's per capita personal income in 1992 of $19,711 was slightly below the national average of $20,105 and significantly ahead of that for the southeast United States, which was $17,296. Real personal income in the State is estimated to have increased 5.5% in 1993-94 and 4.7% in 1994-95. By the end of 1994-95, real personal income per capita in the State is expected to average 6.7% higher than its 1992-93 level.

In fiscal year 1992-93, approximately 62% of the State's total direct revenue to its three operating funds will be derived from state taxes, with Federal grants and other special revenue accounting for the balance. State sales and use tax, corporate income tax, intangible personal property tax and beverage tax amounted to 68%, 7%, 4% and 4% respectively, of total General Revenue Funds available during fiscal 1992-1993. In that same year, expenditures for education, health and welfare, and public safety amounted to 49%, 30% and 11%, respectively, of total expenditures from the General Revenue Fund.

Estimated fiscal year 1993-94 General Revenue plus Working Capital Funds available total $13,582.7 million, an 8.4% increase over 1992-1993. This reflects a transfer of $190 million, out of an estimated $220 million in non-recurring revenue due to Hurricane Andrew, to a hurricane relief trust fund. Of the total General
Revenue plus Working Capital funds available to the State, $12,943.5 million of that is Estimated Revenues (excluding the Hurricane
Andrew impact) which represents an increase of 7.3% over the previous year's Estimated Revenues. With effective General Revenues plus Working Capital Fund appropriations at $13,276.9 million, unencumbered reserves at the end of 1993-1994 are estimated at $302.8 million. Estimated fiscal year 1994-95 General Revenue plus Working Capital and Budget Stabilization Funds available total $14,573.7 million, a 7.3% increase over 1993-94. This amount reflects a transfer of $159.0 million in non-recurring revenue due to Hurricane Andrew, to a hurricane relief trust fund. The $13,860.8 million in Estimated Revenues (excluding the Hurricane Andrew impact) represents an increase of 7.1% over the previous year's Estimated Revenues.
The massive effort to rebuild and replace destroyed or damaged property in the wake of Hurricane Andrew is responsible for the substantial positive revenue impacts shown here. Most of the impact is in the increase in the State's sales tax.

The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any State fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all State agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

The State's sales and use tax (6%) currently accounts for the State's single largest source of tax receipts. Slightly less than 10% of the State's sales and use tax is designated for local governments and is distributed to the respective counties in which collected for such use by such counties and municipalities. In addition to this distribution, local governments may (by referendum) assess a 0.5% or a 1.0% discretionary sales tax within their county.
Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under Florida law. Certain charter counties have other taxing powers in addition, and non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. It alone cannot exceed 0.5% and when combined with the infrastructure surtax cannot exceed 1.0%. For the fiscal year ended June 30, 1993, sales and use tax receipts (exclusive of the tax on gasoline and special fuels) totaled $9,426 million, an increase of 12.5% over fiscal year 1991-92. The second largest source of state tax receipts is the tax on motor fuels. However these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State's General Revenue Fund.

The State imposes an alcoholic beverage wholesale tax (excise tax) on beer, wine and liquor. This tax is one of the State's major tax sources, with revenues totaling $442.2 million in fiscal year ending June 30, 1993. Alcoholic beverage tax receipts increased 1.6% from the previous year. The revenues collected from this tax are deposited into State's General Revenue Fund.

The State imposes a corporate income tax. All receipts of the corporate income tax are credited to the General Revenue Fund.
For the fiscal year ended June 30, 1993, receipts from this source were $846.6 million, an increase of 5.6% from fiscal year 1991-92.
The State imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts.
The documentary stamp tax collections totaled $639 million during fiscal year 1992-93 a 27% increase from the previous year. Beginning in fiscal year 1992-93, 71.29% of these taxes are to be deposited to the General Revenue Fund.

The State imposes a gross receipts tax on electric, natural gas, and telecommunications services. All gross receipts utilities tax collections are credited to the State's Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1992-93, this amounted to $447.9 million.

The State imposes an intangible personal property tax on stocks, bonds, including bonds secured by liens in Florida real property, notes, governmental leaseholds and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is 2 mils. Second, the State imposes a non-recurring 2 mil tax on mortgages and other obligations secured by liens on Florida real property. In fiscal year 1992-93, total intangible personal property tax collections were $783.4 million, a 33% increase over the prior year. Of the tax proceeds, 66.5% are distributed to the General Revenue Fund.

The State's severance tax applies to oil, gas, and sulphur production, as well as the severance of phosphate rock and other solid minerals. Total collections from severance taxes total $64.5 million during fiscal year 1992-93, down 4.0% from the previous year. Currently, 60.0% of this amount was transferred to the General Revenue Fund.

The State began its own lottery in 1988. State law requires that lottery revenues be distributed 50% to the public in prizes, 38.0% for use in enhancing education and the balance, 12.0%, for costs of administering the lottery. Fiscal year 1992-93 lottery ticket sales totaled $2.13 billion, providing education with $810.4 million.

The State has continuously been dependent on the highly cyclical construction and construction related manufacturing industries.
While that dependency has decreased, the State is still somewhat at the mercy of the construction and construction related manufacturing industries. The construction industry is driven to a great extent by the State's rapid growth in population. There can be assurance that population growth will in fact continue throughout the 1990's in which case there could be an adverse impact on the State's economy through the loss of construction and construction related manufacturing jobs. Also, while interest rates remain low currently, an increase in interest rates could significantly adversely impact the financing of new construction within the State, thereby adversely impacting unemployment and other economic factors within the State.
In addition, available commercial office space has tended to remain high over the past few years. So long as this glut of commercial rental space continues, construction of this type of space will likely continue to remain slow.

At the end of fiscal 1993, approximately $5.61 billion in principal amount of debt secured by the full faith and credit of the State was outstanding. In addition, since July 1, 1993, the State issued about $1.13 billion in principal amount of full faith and credit bonds.

Currently under litigation are several issues relating to State actions or State taxes that put at risk substantial amounts of General Revenue Fund monies. Accordingly, there is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse effect on Florida's financial position.

Florida law provides preferential tax treatment to insurers who maintain a home office in the State. Certain insurers challenged the constitutionality of this tax preference and sought a refund of taxes paid. Recently, the Florida Supreme Court ruled in favor of the State. This case and others, along with pending refund claims, total about $150 million.

The State imposes a $295 fee on the issuance of certificates of title for motor vehicles previously titled outside the State.
The State has been sued by plaintiffs alleging that this fee violates the Commerce Clause of the U.S. Constitution. The Circuit Court in which the case was filed has granted summary judgment for the plaintiffs and has enjoined further collection of the impact fee and has ordered refunds to all those who have paid the fee since the collection of the fee went into effect. The State has appealed the lower Court's decision and an automatic stay has been granted to the State allowing it to continue to collect the fee. The potential refund exposure to the State if it should lose the case may be in excess of $100 million.

Florida maintains a bond rating of Aa and AA from Moody's Service and Standard & Poor's, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue sources from which such series derives funds for repayment. While these ratings and some of the information presented above indicate that the State is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida Bonds purchased by the fund will not be adversely affected by any such changes.

The sources for the information presented above include official statements and financial statements of the State of Florida. While the Sponsor has not independently verified this information, it has no reason to believe that the information is not correct in all material respects.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Florida
Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial conditions of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the bonds or the ability of the respective issuers of Bonds acquired by the Florida Trusts to pay interest on or principal of the Bonds.

The Georgia Trusts.

The following brief summary regarding the economy of Georgia is based upon information drawn from publicly available sources and is included for the purpose of providing information about general economic conditions that may or may not affect issuers of the Georgia obligations. The Sponsors have not independently verified any of the information contained in such publicly available documents.

Constitutional Considerations. The Georgia Constitution permits the issuance by the State of general obligation debt and of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceed 10 percent of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.

The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred.
The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

Virtually all of the issues of long-term debt obligations issued by or on behalf of the State of Georgia and counties, municipalities and other political subdivisions and public authorities thereof are required by law to be validated and confirmed in a judicial proceeding prior to issuance. The legal effect of an approved validation in Georgia is to render incontestable the validity of the pertinent bond issue and the security therefor.

The State and Its Economy. The State operates on a fiscal year beginning July 1 and ending June 30. Thus, the 1994 fiscal year ended June 30, 1994. Based on data of the Georgia Department of Revenue for the 1992 fiscal year, receipts of the State from income tax and sales tax for the 1992 fiscal year comprised approximately
48.8% and 37.5%, respectively, of the total State tax revenues.
Such data shows that total estimated State tax revenue collections for the 1992 fiscal year increased by approximately 2.16% over such collections in the 1991 fiscal year. The estimated 1993 fiscal year figures indicate that receipts of the State from income tax and sales tax for the 1993 fiscal year figures will comprise approximately 48.1% and 38%, respectively, of the total State tax revenues.
Total estimated State Tax revenue collections for the 1993 fiscal year indicate an increase of approximately 9.89% over such collections in the 1992 fiscal year. The estimated 1994 fiscal year figures indicate that receipts of the State from income tax and sales tax for the 1994 fiscal year will comprise approximately 48.8% and 37.9%, respectively, of the total State tax revenues. Total estimated State tax revenue collections for the 1994 fiscal year indicate an increase of approximately 9.56% over such collections in the 1993 fiscal year.

Georgia experienced an economic slowdown in the late 1980s that continued into 1992. The 1991 fiscal year ended with a balanced budget, but only because the State had borrowed approximately
$90 million from surpluses maintained for special uses. In light of weaker than expected monthly revenue collections in May and June of 1991, Georgia lawmakers, in a special legislative session, cut budgeted expenditures for the 1992 fiscal year by $415 million. Georgia ended its 1992 fiscal year, however, with strong monthly revenue collections. For the last four months of fiscal year 1992, Georgia's revenues were more than 6% higher than revenues reported one year earlier for the same time period. By year-end, revenue collections fell on 0.1% short of that expected to cover 1992 expenditures. This shortfall was made up from funds allocated to but not used by state agencies. The authorized 1993 fiscal year budget consists of an $8.3 billion spending plan and approximately $750 million in new general obligation debt. On March 23, 1993, the Georgia General Assembly approved an $8.9 billion budget for the 1994 fiscal year which includes authorization for $792 million of general obligation borrowing.

The Georgia economy has performed relatively well during recent years and generally has expanded at a rate greater than he national average during that period. However, growth in 1988 through 1992 has slowed somewhat and was modest compared to the pace of the early 1980's. Georgia's economy, however, has made a robust recovery through the 1993 and 1994 fiscal years. The 1992 annual average unemployment rate in Georgia was 6.9%, as compared to the 1992 national annual average unemployment rate of 7.4%. The 1993 annual average unemployment rate for Georgia was 5.7% as compared to the 1993 national annual average unemployment rate of 6.7%. Throughout 1994, the monthly unemployment rate for Georgia (not seasonally adjusted) has remained below the national average monthly unemployment rate (not seasonally adjusted). In April and May 1994, Georgia's unemployment rate was 5.4% and 4.9%, respectively, as compared to the national average unemployment rate of 6.2% and 5.9%.

In July, 1994, widespread flooding in central and southern Georgia caused extensive damage and destruction of farmland, private residences, businesses and local and state government facilities. As of July
12, 1994, Governor Zell Miller refused to estimate the dollar value of the damage, but other sources estimate the damage could exceed $300 million. Thirty-one counties have been declared federal disaster areas. Moody's Investors Service, Inc. and Standard and
Poor's Corporation are observing the situation in Georgia, but neither rating agency has expressed any immediate credit concerns.

Bond Ratings. Currently, Moody's rates Georgia general obligation bonds Aaa and Standard and Poor's rates such bonds AA+.

Legal Proceedings. Georgia is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Several lawsuits have been filed against Georgia asserting that the decision in Davis v. Michigan Department of Treasury, 489
U.S. 803 (1989), invalidating Michigan's practice of taxing retirement benefits paid by the federal government while exempting state retirement benefits, also invalidates Georgia's tax treatment of Federal Retirement Benefits for years prior to 1989. Under Georgia's applicable 3 year statute of limitation the maximum potential liability under these suits calculated to April 1, 1992 would appear to be no greater than 128 million dollars. The plaintiffs in these suits, however, have requested refunds for a period from 1980 which could result in a maximum potential liability in the range of 591 million dollars. Any such liability would be predicated on a holding by a Georgia court or the United States Supreme Court that the Davis decision is applicable to Georgia's prior method of taxing Federal Retirement Benefits, that the Davis decision is to be given a retroactive effect, i.e., that the decision affects prior tax years and that a refund remedy is appropriate.

In Georgia's "test case", the Georgia Supreme Court held that no refunds are due. On June 28, 1993, however, the U.S. Supreme
Court vacated that holding and remanded the case for further consideration in light of the U.S. Supreme Court decision in Harper v. Virginia
Department of Taxation (Decided June 18, 1993). In Harper, the Court held that its decision in Davis applied retroactively to federal retirees who were denied Virginia personal income tax refunds.

Another suit filed against Georgia seeks a $31 million refund plus interest of liquor taxes imposed under a Georgia statute found retroactively invalid by the U.S. Supreme Court. The trial court's decision that no refunds are due is currently being reviewed by the Georgia Supreme Court.

Two additional suits have been filed with the State of Georgia by foreign producers of alcoholic beverages seeking $96 million in refunds of alcohol import taxes imposed under another statute. These claims constitute 99% of all such taxes paid during the preceding 3 years.

In Board of Public Education for Savannah/Chatham County v. State of Georgia, the local school board claimed that the State should finance the major portion of the costs of its desegregation program. The Savannah Board originally requested restitution in the amount of $30 million, but the Federal District Court set forth a formula which would require a State payment in the amount of approximately $6 million. Both sides have moved for reconsideration. In a similar complaint, DeKalb County has requested restitution in the amount of $90 million, and there are approximately five other school districts which potentially might attempt to file similar claims. However, it is not possible to quantify such potential claims at this time.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all conditions to which the issuers of Bonds in the Georgia
Trust are subject. Many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State.
Since Georgia Bonds in the Georgia Trust (other than general obligation bonds issued by the State) are payable from revenue derived from a specific source or authority, the impact of a pronounced decline in the national economy or difficulties in significant industries within the State could result in a decrease in the amount of revenues realized from such source or by such authority and thus adversely affect the ability of the respective issuers of the Georgia Bonds in the Georgia Insured Trust to pay the debt service requirements on the Georgia Bonds. Similarly, such adverse economic developments could result in a decrease in tax revenues realized by the State and thus could adversely affect the ability of the State to pay the debt service requirements of any Georgia general obligation bonds in the Georgia Trust. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by a Georgia Trust to pay interest on or principal of the Bonds.

The New Jersey Trusts. New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1993 the State ranked second among the states in per capita personal income ($26,967).

The New Jersey Economic Policy Council, a statutory arm of the
New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid 1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the States business sector has become more vulnerable to competitive pressures.

The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated
6.5% in May 1995, which is higher than the national average of 5.7% in May 1995. Economic recovery is likely to be slow and uneven in New Jersey, with unemployment receding at a correspondingly slow pace, due to the fact that some sectors may lag due to continued excess capacity. In addition, employers even in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improve business will be sustained. Also, certain firms will continue to merge or downsize to increase profitability.

Debt Service. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. As of June
30, 1993, there was a total authorized bond indebtedness of approximately $9.0 billion, of which $3.6 billion was issued an outstanding, $4.0 billion was retired (including bonds for which provision for payment has been made through the sales and issuance of refunding bonds) and $1.4 billion was unissued. The debt service obligation for such outstanding indebtedness is $103.5 million for Fiscal Year 1995.

New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30. At the end of Fiscal Year 1989, there was a surplus in the State's general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $411.2 million. At the end of Fiscal Year 1990, there was a surplus in the general fund of $1 million. At the end of fiscal year 1991, there was a surplus in the general fund of $1.4 million. New Jersey closed its fiscal year 1992 with a surplus of $760.8 million. It is estimated that New Jersey will close its Fiscal
Year 1993 with a surplus of $937.4 million.

In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990 and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.

The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6% to 7% and the elimination of exemptions from certain products and services not previously subject to the tax, such as telephone calls, paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.

The second part of the tax hike took effect on January 1, 1991 in the form of an increased state income tax on individuals. At the time of enactment, it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social service costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previous range of 2% to 3.5% to a new range of 2% to 7%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and for individuals filing single returns with incomes of more than $35,000.

The Florio administration has contended that the income tax package will help reduce local property tax increases by providing more state aid to municipalities. Under the new legislation the State will assume some $289 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, and extra $1.1 billion will be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.

Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board
5% reduction in the income tax rates was enacted and effective
January 1, 1995, further reductions ranging from 1% up to 10% in income tax rates took effect.

On June 30, 1994 Governor Whitman signed the New Jersey Legislature's $15.7 billion budget for Fiscal Year 1995. The balanced budget, which includes $455 million in surplus, is $141 million less than the 1994 budget. Whether the State can achieve a balanced budget depends on its ability to enact and implement expenditure reductions and to collect the estimated tax revenues. The Fiscal Year 1995 Appropriations Act forecasts sales and use tax collections of $3.98 billion, a 5.3% increase from receipts estimated in the Revised Revenue Estimates for Fiscal Year 1994. It also forecasts gross income tax collections of $4.582 billion, a 1.2% increase from receipts estimated for Fiscal Year 1994. However, projections and estimates of receipts from taxes have been subject to variance in recent years as a result of several factors, most recently a significant slowdown in the national, regional and State economies, sluggish employment and uncertainties in taxpayer behavior as a result of actual and proposed changes in Federal tax laws.

Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are cases challenging the following: the formula relating to State aid to public schools, the method by which the State shares with its counties maintenance recoveries and costs for residents in State institutions, unreasonable low Medicaid payment rates for long-term facilities in New Jersey, the obligation of counties to maintain Medicaid or Medicare eligible residents of institutions and facilities for the developmentally disabled, taxes paid into the Spill Compensation Fund (a fund established to provide money for use by the State to remediate hazardous waste sites and to compensate other persons for damages incurred as a result of hazardous waste discharge) based on Federal preemption, various provision, and the constitutionality, of the Fair Automobile Insurance Reform Act of 1990, the State's role in a consent order concerning the construction of a resource facility in Passaic County, actions taken by the New Jersey Bureau of Securities against an individual, the State's actions regarding alleged chromium contamination of State-owned property in Hudson County, the issuance of emergency redirection orders and a draft permit by the Department of Environmental Protection and Energy, the adequacy of Medicaid reimbursement for services rendered by doctors and dentists to Medicaid eligible children, the Commissioner of Health's calculation of the hospital assessment required by the Health Care Cost Reduction Act of 1991, refusal of the State to share with Camden County federal funding the State recently received for disproportionate share hospital payments made to county psychiatric facilities, the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.

Debt Ratings. For many years, both Moody's and Standard and Poor's have rated New Jersey general obligation bonds Aaa and AAA, respectively. On July 3, 1991, however, Standard and Poor's Corporation downgraded
New Jersey general obligation bonds to AA+. On June 4, 1992, Standard and Poor's Corporation placed New Jersey general obligation bonds on CreditWatch with negative implications, citing as it principal reason for its caution the unexpected denial by the Federal Government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals. These funds were critical to closing a $1 billion gap in the State's $15 billion budget for fiscal year 1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the current budget must have been closed before the new budget year which began on July 1, 1993. Standard and Poor's suggested the State could close fiscal 1992's budget gap and help fill fiscal 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability.

On July 6, 1992, Standard and Poor's reaffirmed its "AA+" rating for New Jersey general obligation bonds and removed the debt from its CreditWatch list, although it stated that New Jersey's long-term financial outlook was negative. Standard and Poor's Corporation was concerned that the State was entering fiscal 1993 with only a $26 million surplus and remained concerned about whether the State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, Standard and Poor's announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. Standard and Poor's reaffirmed its "AA+" rating at the same time.

On August 24, 1992, Moody's Investors Service Inc. downgraded
New Jersey general obligation bonds to "Aa1," stating that the reduction reflected a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures will persist.
On August 15, 1994, Moody's reaffirmed its "Aa1" rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and on the negative side, a continued reliance on one-time revenues and a dependence on pension-related savings to achieve budgetary balance.

There can be no assurance that these ratings will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete description of all adverse conditions to which the issuer in the New Jersey Trusts are subject. Additionally, many factors including national economics, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial conditions, which are not within the control of the issuers of Bonds, political subdivisions and private businesses located in the State.

The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the New Jersey Trusts to pay interest on or principal of the Bonds.

The Tennessee Trusts.

The following discussion regarding Tennessee's economy is based upon information drawn from publicly available sources and is included for the purpose of providing information about general economic conditions that may or not affect issuers of the Tennessee obligations. The Sponsor has not independently verified any of the information contained in such publicly available documents.

The State Constitution of Tennessee requires a balanced budget.
No legal authority exists for deficit spending for operating purposes beyond the end of a fiscal year. Tennessee State law permits tax anticipation borrowing but any amount borrowed must be repaid during the fiscal year for which the borrowing was done. Tennessee has not issued any debt for operating purposes during recent years with the exception of some advances which were made from the Federal Unemployment Trust Fund in 1984. No such advances are now outstanding nor is borrowing of any type for operating purposes contemplated.

The State constitution of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. Under State law, the term of bonds authorized an issued cannot exceed the expected life of the projects being financed. Furthermore, the amount of a debt obligation cannot exceed the amount authorized by the General Assembly.

The recommended State budget for Fiscal Year 1994-95 is $12,570,380,800. State revenues are scheduled to be obtained from taxes, each of which will generate a certain percentage of the total revenues as follows: sales (54%); franchise and excise (12%); gasoline
(11%); gross receipts and privilege (4%); motor vehicle (3%);
income and inheritance (3%); insurance and banking (3%); tobacco, beer, and alcoholic beverages (2%) and all other taxes (8%).

For Fiscal Year 1994-95, State revenues are scheduled to be allocated in the following percentages: education (44%); health and social services (22%); transportation (11%); law, safety and correction (9%); cities and counties (8%); general government (3%); resources and regulation (2%) and business and economic development (1%).

Overall, the economic indicators were positive for Tennessee for 1993. After a slow start, inflation-adjusted personal income in Tennessee rebounded in the second quarter, resulting in overall growth of 4.4% from the second quarter of 1992 to the second quarter of 1993. Tennessee's employment also grew in 1993, although its growth was not as impressive as income growth. Third-quarter statistics for 1993 show that Tennessee nonagricultural employment was 1.7% above the same quarter in 1992. In 1994, the Tennessee economy continued to expand. From December, 1993 to December, 1994 Tennessee's seasonally adjusted employment grew from 2,395,100 people to 2,567,300 people, while its unemployment rate decreased from 4.6% to 3.8% over that same period.

An increase in consumer spending is reflected in Tennessee taxable sales, which grew 10.4% from the third quarter of 1992 to the third quarter of 1993. Long-term average growth for taxable sales is 8.5%, but the distinction between this figure and the recent
10.4% figure is more substantial than first appearances suggest because the long-term average includes some periods of significantly higher inflation than the most recent quarters. Adjusted for inflation, taxable sales grew by 7.5% from the third quarter of 1992 to the third quarter of 1993, which is triple the long-term inflation-adjusted average of 2.5%.

The largest contributor to Tennessee's employment growth is services, accounting for 40.9% of the employment growth that occurred from the third quarter of 1992 to the third quarter of 1993. While it is still the most substantial source of employment growth for Tennessee, services has historically grown at a higher rate. Similarly, the large trade sector is not as dominant, contributing 27.8% of employment growth from the third quarter of 1992 to the third quarter of 1993. Another section that has become less influential on total employment growth in Tennessee is the finance, insurance, and real estate industry, which contributed nothing to employment growth during the year ending in the third quarter of 1993.

Bond Ratings. Tennessee's general obligation bonds are rated Aaa by Moody's and AA+ by Standard & Poor's. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Portfolio of the Tennessee Insured Trust may not be adversely affected by changes in economic or political conditions.

Legal Proceedings. Tennessee is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. The Tennessee Supreme Court currently is reviewing a case in which the lower court found the Tennessee Department of Revenue improperly defined non-business earnings for tax purposes. Although this case involves only $925,000, its outcome could affect at least five other cases and could have a detrimental impact to Tennessee's revenue base. If the case is affirmed, Tennessee could lose an estimated $80 million to $100 million a year in corporate income taxes. The Tennessee Supreme Court also may hear a similar case in which the lower court found the taxpayer's partial sale of business holdings resulting in taxable business income. A ruling in favor of the taxpayer could result in a $10 million tax refund.

Two other tax related cases could also affect the State's financial condition. A recently filed class-action suit seeks damages in excess of $25 million for the allegedly illegal collection of sales taxes paid on extended warranty contracts on motor vehicles.
In addition, a coalition of more than a dozen hospitals is considering a class-action suit to challenge the legality or Tennessee's Medicaid service tax. Tennessee's hospitals currently pay approximately
$504 million dollars in special taxes.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Tennessee Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State, various agencies and political subdivisions located in the State. The
Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the bonds acquired by the Tennessee Trusts to pay interest on or principal of the bonds.

The exemption of interest on municipal obligations for Federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local government. The laws of such states and local governments vary with respect to the taxation of such obligations and each Unit holder is advised to consult his own tax advisor as to the status of his Units under state and local tax laws.

Expenses and Charges

Fees

The Trustee's, Sponsors' and Evaluator's fees are set forth under "Summary of Essential Financial Information" in Part I of the
Prospectus. The Sponsors' fee, which is earned for portfolio supervisory services, is based on the number of Units outstanding at December
1 of each year. The Sponsors' fee, which will not to exceed the maximum amount set forth under "Summary of Essential Financial
Information" in Part I of the Prospectus, may exceed the actual costs of providing portfolio supervisory services for a particular Trust, but at no time will the total amount the Sponsors receive for portfolio supervisory services rendered to all Trusts in any calendar year exceed the aggregate cost to them of supplying such services in such year.

The Trustee will receive for its ordinary recurring services to each Trust an annual fee in the amount set forth under "Summary of Essential Financial Information" in Part I of the Prospectus for such Trust. Such fees may be adjusted as set forth below.
There is no minimum fee and, except as hereinafter set forth, no maximum fee. For a discussion of certain benefits derived by the Trustee from the funds of each Trust, see "Rights of Unit Holders-Distribution of Interest and Principal". For a discussion of the services performed by the Trustee pursuant to its obligations under each Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders". The Evaluator will receive an amount as set forth under the "Summary of Essential Financial Information" in Part I of the Prospectus relating to each Trust for each daily evaluation of the Bonds in such Trust. See "Evaluator-Responsibility". The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date and the Sponsors' annual fee is payable annually on December 1, each from the Interest Account of each Trust to the extent funds are available and then from the Principal Account thereof. These fees may be increased without approval of the Unit holders of the related Trust by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer
Price Index entitled "All Services Less Rent". If the balances in the Principal and Interest Accounts of a Trust are insufficient to provide for amounts payable by such Trust, or amounts payable to the Trustee which are secured by prior lien on such Trust, the Trustee is permitted to sell Bonds from such Trust to pay such amounts.

Insurance Premiums

The insurance premium for the insurance obtained by each Trust, which is an obligation of each separate Trust, is payable monthly by the Trustee on behalf of each Trust. As Bonds in the portfolio of a Trust mature, are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium payable by such Trust will be reduced in respect of those Bonds no longer owned by and held in such Trust. A Trust does not incur any expense for insurance which has been obtained by an issuer of a Pre-insured Bond or another party, since the premium or premiums for such insurance have been paid by such issuer or other party; Pre-insured Bonds, however, are additionally insured by such Trust. No premium will be paid by a Trust on Bonds that are pre-insured by either the Association or the Corporation. The premium payable for Permanent Insurance and the related custodial fee will be paid solely from the proceeds of the sale of a Bond from a Trust in the event the Trustee exercises the right to obtain Permanent Insurance on such Bond.

Other Charges

The following additional charges are or may be incurred by a Trust: all expenses (including audit and counsel fees) of the Trustee incurred in connection with its activities under the Trust Agreement for such Trust, including the expenses and costs of any action undertaken by the Trustee to protect such Trust and the rights and interest of the Unit holders thereof; fees of the Trustee for any extraordinary services performed under the Trust Agreement for such Trust; indemnification of the Trustee for any loss or liability not attributable to gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of such Trust; annual auditing fees as provided in the Trust Agreement for such Trust; and all taxes and other governmental charges imposed upon the Bonds or any part of such Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsors, contemplated). The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the applicable Trust. In addition, if the balances in the Interest and Principal Accounts of the applicable Series are insufficient to provide for amounts payable by such Trust, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses.

                         PUBLIC OFFERING

Offering Price

The Public Offering Price of Units of a Trust for secondary market purchases will be determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds in a Trust the appropriate sales charge determined in accordance with the schedule set forth below, based upon the years to the pricing life date of each bond in the underlying portfolio.

The effect of this method of sales charge computation will be that different sales charge rates will be applied to each of the various Bonds in the Trust based upon the years to the pricing life date of such bonds, in accordance with the following schedule:


                                                Percentage              Percentage
                                                of Public               of Public
                Years to Pricing Life Date      Offering Price          Invested
                __________________________      ______________          __________
                 0.000 -  1.000                 1.0%                    1.010%
                 1.001 -  2.000                 2.0%                    2.041%
                 2.001 -  4.000                 3.0%                    3.093%
                 4.001 -  8.000                 4.0%                    4.167%
                 8.001 - 12.000                 5.0%                    5.263%
                12.001 - 15.000                 5.5%                    5.820%
                15.001 - or more                5.7%                    6.045%


However, the minimum sales charge on units will be 2% of the Public Offering Price. There will be no reduction of the sales charges for volume purchases. A dealer will receive from the co-Sponsors a dealer concession of 70% of the sales charge, subject to change from time to time. A proportionate share of accrued and undistributed interest on the Bonds at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.

Each Sponsor has agreed to reduce the Public Offering Price of Units for employees and officers (including their immediate families and trustees, custodians or fiduciaries for the benefit of such person) in the accounts listed below. J. C. Bradford & Co., offers Units to employees and officers in both the primary and secondary market at a price equal to the Public Offering Price less 50% of the Sponsor's commission. Glickenhaus & Co. offers Units to employees and officers in the secondary market at the secondary market bid price plus $5.00. Raymond James & Associates, Inc.
offers Units to employees and officers in both the primary and secondary market at a price equal to the Public Offering Price per Unit less $32.00 per Unit plus a $100.00 fee per transaction. Certain commercial banks are making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge discussed above is retained by or remitted to the banks. Under the Glass-Stegall Act, banks are prohibited from underwriting Units of the Trusts; however, the Glass-Stegall Act does permit certain agency transactions, and banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

For information relating to the calculation of the Redemption
Price, which is based upon the aggregate bid price of the underlying Bonds, see "Rights of Unit Holders-Certificates" and "Rights of
Unit Holders-Redemption". Unless Bonds are in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the Units of a Trust due to the insurance obtained by such Trust.

The Evaluator will consider in its evaluation of Defaulted Bonds, which are covered by insurance obtained by a Trust, the value of the insurance guaranteeing the principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In any case the Evaluator will consider the ability of the insurer for that Trust to meet its commitments under that Trust's insurance policy, including the commitment to issue Permanent Insurance. The Evaluator intends to use a similar valuation method with respect to Bonds insured under a policy issued to a Trust if there is a significant risk of default and a resulting decrease in the market value. For a description of the circumstances under which a full or partial suspension of the right of Unit holders of the affected Trust to redeem their Units may occur, see "Rights of Unit Holders-Redemption".

If the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bonds in a Trust, it is the present intention of the Trustee, so long as such Trust contains either some bonds not in default or any Pre-insured Bonds, not to sell Defaulted Bonds to effect redemptions or for any other reason but rather to retain them in the related Trust portfolio BECAUSE
VALUE ATTRIBUTABLE TO THE INSURANCE OBTAINED BY A TRUST CANNOT
BE REALIZED UPON SALE. Insurance obtained by the issuer of Pre-insured Bonds, or by some other party, is effective so long as such Pre-insured Bond is outstanding and the insurer of such Bond continues to fulfill its obligations. Therefore, any such insurance may be considered to represent an element of market value in regard to the Pre-insured Bond, but the exact effect, if any, of this insurance on such market value cannot be quantified. Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will in any case continue to be insured under the policy obtained by the related Trust, as long as the Bond is held in such Trust.

Market for Units

Although they are not obligated to do so, the Sponsors intend to maintain a market for the Units of each Trust and continuously offer to purchase such Units at prices based upon the aggregate bid price of the Bonds in such Trust (the "Sponsors' Repurchase Price"). The Sponsors Repurchase Price of a Unit shall be not less than the Redemption Price of such Unit plus accrued interest through the expected Settlement Date. See "Rights of Unit Holders-Redemption-Computation of Redemption Price per Unit". There is no sales charge incurred when a Unit holder sells Units back to the Sponsors. Any Units repurchased by the Sponsors may be reoffered to the public by the Sponsors at the Public Offering Price at the time, plus accrued interest. If the supply of Units of a Trust exceeds demand, or for some other business reason, the Sponsors may discontinue purchases of Units of such Trust. The Sponsors do not guarantee the enforceability, marketability, or price of any Bond in a Trust portfolio or of the related Units. In the event that a market is not maintained for the Units of a Trust, a Unit holder of such Trust desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the applicable Redemption Price, which is based upon the aggregate bid price of the underlying Bonds. If a Unit holder wishes to dispose of his Units, he should inquire of the Sponsors as to current market prices prior to making a tender for redemption to the Trustee. See "Rights of Unit Holders-Redemption" and "Sponsors".

Distribution of Units

It is the Sponsors' intention to effect a public distribution of the Units solely through their own organizations. However, Units may be sold to dealers who are members of the National Association of Securities Dealers, Inc. at prices which represent a concession of 70% of the sales charge (see "Public Offering-Offering Price"), per Unit of the Public Offering Price, subject in each case to change from time to time by the Agent for the Sponsors. In maintaining a market for the Units (see "Public Offering-Market for Units") the Sponsors will also realize profits or sustain losses in the amount of any difference between the price at which they buy Units and the price at which they resell such Units (the Public Offering
Price which includes the sales charge set forth in Part I under "Summary of Essential Financial Information") or redeem such Units (based on the aggregate bid side valuation of the Bonds).

                     RIGHTS OF UNIT HOLDERS

Certificates

Ownership of Units of a Trust is evidenced by registered certificates executed by the Trustee and the Sponsors. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and accompanied by a written instrument or instruments of transfer. Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit holder may be required to pay $2.00 per certificate reissued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

While interest will be distributed semi-annually, quarterly (2), or monthly, depending on the method of distribution chosen, principal, including capital gains, will be distributed only semi-annually; provided, however, that, other than for purposes of redemption, no distribution need be made from the Principal Account of a Trust if the balance therein is less than $1.00 per unit then outstanding and that if at any time the pro rata share represented by the Units of cash in the Principal Account of such Trust exceeds $10.00 per Unit as of a Monthly Record Date, the Trustee shall, on the next succeeding Monthly Distribution Date, distribute the Unit holder's pro rata share of the balance of the Principal Account. Interest (semi-annually, quarterly or monthly) and principal, including capital gains, if any (semi-annually) received by a Trust will be distributed on each Distribution Date to Unit holders of record of such Trust as of the preceding Record Date who are entitled to such distributions at that time under the plan of distribution chosen. All distributions to Unit holders of a Trust will be net of applicable expenses and funds required for the redemption of Units thereof. See "Summary of Essential Information" in Part I of the Prospectus, "The Trusts-Expenses and Charges" and "Rights of Unit Holders-Redemption".

The Trustee will credit to the Interest Account of a Trust all interest received by such Trust, including that part of the proceeds of any disposition of underlying Bonds which represents accrued interest (including insurance proceeds representing accrued interest). Other receipts of a Trust will be credited to the related Principal Account. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account of a Trust represented by each Unit on such Trust will be computed by the Trustee each month as of the Record Date. See "Summary of Essential Financial Information" in Part I of the Prospectus relating to such Trust. Proceeds received from the disposition of any of the Bonds in a Trust subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account of such Trust and will not be distributed until the second succeeding Distribution Date. Because interest on the Bonds is not received by a Trust at a constant rate throughout the year, any particular interest distribution may be more or less than the amount credited to the Interest Account of such Trust as of the Record Date. Persons who purchase Units between a Record Date and the next succeeding Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units under the applicable plan of distribution. No distribution need be made from the Principal Account of a Trust if the balance therein is less than an amount sufficient to distribute $1.00 per unit. The difference between the estimated

________________

(2) Quarterly distributions are available only to Unit holders of M.I.N.T. Series 1 through M.I.N.T. Series 20, as provided in the respective Trust Agreement for such Trust.

net interest accrued to a Record date and the estimated net interest accrued to the related Distribution Date is an asset of the respective Unit holder and will be realized in subsequent distributions or upon the earlier of the sale of such Units or the maturity, redemption or sale of Bonds in the Trusts. Record dates for monthly distributions will be the tenth day of the month, record dates for quarterly distributions (for Trusts providing quarterly distributions) will be the tenth day of March, June, September and December and record dates for semi-annual distributions will be the tenth day of June and December. See "Summary of Essential Financial Information" in Part I of the Prospectus relating to such Trust.

Unit holders will initially receive distributions in accordance with the election of the prior owner. Each April, the Trustee will furnish each Unit holder a card to be returned together with the Certificate by June 10 of such year if the Unit holder desires to change his plan of distribution, and the change will become effective on June 11 of such year for the ensuing twelve months.
For a discussion of redemption of Units, see "Rights of Unit Holders-Redemption-Tender of Units". The Trustee will, as of the twenty-fifth day of each month, deduct from the Interest Account of each Trust and, to the extent funds are not sufficient therein, from the Principal Account of such Trust, amounts necessary to pay the expenses of such Trust as of the tenth day of such month. See "The Trusts-Expenses and Charges". The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of such Trust. Amounts so withdrawn shall not be considered a part of such Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account of a Trust such amounts as may be necessary to cover redemption of related Units by the Trustee. See "Rights of Unit Holders-Redemption". Funds which are available for future distributions, payments of expenses and redemptions of a particular Trust, are in accounts which are non-interest bearing to the Unit holders of such Trust and are available for use by the Trustee pursuant to normal banking procedures.

Because interest on Bonds in a Trust is payable at varying intervals, usually in semi-annual installments, the interest accruing to such Trust will not be equal to the amount of money received and available monthly and quarterly (for Trusts providing quarterly distributions) for distribution from the Interest Account of such Trust to Unit holders choosing the monthly or quarterly payment plans, respectively. Therefore, on each monthly and quarterly
Distribution Date, the amount of interest actually deposited in an Interest Account and available for distribution may be more or less than the monthly or quarterly interest distributions made therefrom. In order to eliminate fluctuations in monthly and quarterly interest distributions resulting from such variances during the first year of a Trust, the Trustee is required by the Trust Agreement to advance such amounts to such Trust as may be necessary to provide monthly and quarterly interest distributions to the Unit holders of such Trust of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Interest Account of the affected Trust on the next ensuing monthly and quarterly Record Date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account of each Trust (but may itself earn interest thereon and therefore benefit from the use of such funds). In addition, because of the varying interest payment dates of the Bonds comprising each Trust portfolio, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unit holders thereof. Therefore, there will always remain an item of accrued interest that is added to the value of the Units of a Trust. If a Unit holder sells all or a portion of his Units he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units.
Similarly, if a Unit holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include accrued interest on the Bonds.
Thus, the accrued interest attributable to a Unit will not be entirely recovered until the holder redeems or sells such Unit or until the related Trust is terminated.

Reinvestment Option

The Sponsors have entered into an arrangement with First Investors Insured Tax Exempt Fund, Inc. ("First Investors") which permits
Unit holders of the Trusts to elect to have each distribution of interest income, capital gains or principal on his Units automatically reinvested in shares of First Investors at the price (plus sales charge) described below. First Investors, whose investment adviser is First Investors Management Company (the "Adviser"), is an open-end, diversified management investment company with the objective of providing, through investment in a professionally managed, insured portfolio of municipal bonds, a high level of current tax-exempt income. First Investors has investment objectives which differ in certain respects from those of the Trusts. First Investors is permitted to own tax-exempt bonds rated less than A by Moody's or Standard & Poor's and bonds not rated by Moody's or Standard
& Poor's, if, in the judgment of the Adviser, such bonds are suitable for achieving First Investors' investment objectives and if, in the judgment of the independent insurance company (AMBAC Indemnity) which issues insurance covering the securities in the portfolio of First Investors, such bonds are acceptable for issuance of municipal bond insurance. As a result of such insurance the fund has received a rating of AAA by Standard & Poor's. First Investors may also own (not to exceed 10% of the portfolio on average) short-term, fixed-income investments, the interest income from which may be subject to Federal income tax, as described in the Prospectus relating to First Investors. Each person who purchases Units of a Trust may request from First Investors a prospectus describing
First Investors and a form by which such person may elect to become a participant in the reinvestment plan. Texas residents may request from First Investors that broker-dealers registered in Texas send such materials. Thereafter, as directed by such person, each distribution of interest income, capital gains or principal on the participant's
Units will, on the applicable Distribution Date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of First Investors at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, plus a sales charge of 1 1/2% of the offering price of such shares. The sales charge will be paid to the Adviser and First Investors Corporation, as principal underwriters of First Investors, which will reallow 1.0% to underwriters and dealers.
The balance will be invested in First Investors. Confirmation of all transactions undertaken for each participant in the reinvestment plan will be mailed to such participant by First Investors indicating distributions and shares (or fractions thereof) of First Investors purchased on his behalf. A participant may at any time prior to five days preceding the next succeeding Distribution Date, by so notifying the Trustee in writing, elect to terminate his participation in the reinvestment plan and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsors, First Investors and the Adviser each will have the right to terminate this investment plan. Reinvestment of distributions through the reinvestment plan will not affect the income tax status of the distributions. For more information on the reinvestment plan please write Administrative Data Management, 10 Woodbridge Center Drive, Woodbridge, New Jersey 07095-1198,
Attn: Client Relations. The reinvestment option currently is unavailable to Massachusetts residents.

Reports and Records

The Trustee will furnish Unit holders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record of a Trust, a statement providing the following information: (1) as to the Interest Account of such Trust: interest received (including amounts representing interest received upon any disposition of Bonds and any earned original issue discount), and, deductions for payment of applicable taxes and for fees and expenses of such Trust (including insurance costs), redemptions of Units of such Trust and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit of such Trust outstanding on the last business day of such calendar year; (2) as to the Principal Account of such Trust: the dates of disposition of any Bonds and the net proceeds received therefrom (including any earned original issue discount but excluding any portion representing interest, the premium attributable to the Trustee's exercise of the right to obtain Permanent Insurance and any related custodial fee), deductions for payments of applicable taxes and for fees and expenses of such Trust, for purchases of Replacement Bonds, and for redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; (5) amounts actually distributed during such calendar year from the Interest Account of such Trust and from the Principal Account of such Trust, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding; and (6) determinations made by the Trustee regarding Federal or state tax law. The Trustee shall keep available for inspection by Unit holders of a Trust at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit holders, certificates issued or held, a current list of Bonds in the respective Trust portfolio and a copy of the Trust Agreement for the Trust.

Redemption

Tender of Units

While it is anticipated that Units can be sold in the secondary market, Units may also be tendered to the Trustee for redemption at its corporate trust office at 101 Barclay Street, New York, NY 10268, upon payment of any relevant tax. At the present time there are not specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsors or the Trustee. Units redeemed by the Trustee will be canceled.

Certificates for Units to be redeemed must be delivered to the Trustee and must be properly endorsed and accompanied by a written instrument of transfer. Thus, redemption of Units cannot be effected until Certificates representing such Units have been delivered to the Trustee by the person seeking redemption. See "Rights of Unit Holders-Certificates". Unit holders must sign exactly as their names appear on the face of the Certificate with signature(s) guaranteed by a participant in the Securities Transfer Agents
Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator, or certificates of corporate authority. Within three business days following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit tendered equal to the applicable Redemption
Price per Unit computed as of the Evaluation Time set forth under "Summary of Essential Financial Information" in Part I as of the next subsequent Evaluation Time. See "Computation of Redemption
Price per Unit". The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that with respect to Units received after the Evaluation Time on the New York Stock Exchange, Inc., the date of tender is the next day on which such Exchange is open for trading or the next day on which there is a sufficient degree of trading in Units of the Trust, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the applicable Redemption Price computed on that day. For information relating to the purchase by the Sponsors of Units tendered to the Trustee for redemption at prices in excess of the applicable Redemption Price, see "Purchase by the Sponsors of Units Tendered for Redemption".

Accrued interest paid on redemption shall be withdrawn from the Interest Account of the applicable Trust, or, if the balance therein is insufficient, from the Principal Account of the applicable
Trust. All other amounts paid on redemption will be withdrawn from the Principal Account of the applicable Trust. The Trustee is empowered to sell Bonds from a Trust in order to make funds available for redemption of Units of such Trust. When and to the extent Bonds are sold from a Trust, the size and diversity of such Trust will be reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized. If the Trustee exercises the right to obtain Permanent Insurance on a Bond, such Bond will be sold from the applicable Trust on an insured basis. In the event the Trustee does not exercise the right to obtain Permanent Insurance on a Bond, such Bond will be sold from the applicable Trust on an uninsured basis since the insurance obtained by a Trust covers the timely payment of principal and interest, when due, on the Bonds only while such Bonds are held in and owned by such Trust. If the Trustee does not obtain Permanent Insurance on a Defaulted Bond, to the extent that Bonds which are current in payment of interest are sold from a Trust portfolio in order to meet redemption requests and Defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall value of the Bonds remaining in such Trust will tend to diminish. See "Sponsors-Responsibility" for the effect of selling Defaulted Bonds to meet redemption requests.

The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the applicable Redemption Price per Unit for any period during which the New York Stock Exchange, Inc. is closed, other than weekend and holiday closings, or during which trading on that Exchange is restricted or (as determined by the Securities and Exchange Commission by rule or regulation) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

Because insurance obtained by a Trust terminates as to Bonds therein which are sold by the Trustee, and because the insurance obtained by such Trust does not have a realizable cash value which can be used by the Trustee to meet redemptions of Units thereof, under certain circumstances the Sponsors may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders of the affected Trust to redeem their Units if a significant portion of the Bonds in such Trust portfolio are Defaulted Bonds. No assurance can be given that the Securities and Exchange Commission will permit the Sponsors to suspend the rights of Unit holders to redeem their Units, and without the suspension of such redemption rights when faced with excessive redemptions, the Sponsors may not be able to preserve the benefits of a Trust's insurance on Defaulted Bonds.

Computation of Redemption Price Per Unit

The Redemption Price per Unit of a Trust is determined by the Trustee on the basis of the bid prices of the Bonds in such Trust as of the Evaluation Time stated under "Summary of Essential Financial Information" in Part I of the Prospectus of such Trust. The Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of the following: (1) the aggregate value of the Bonds in a Trust (determined by the Evaluator as set forth below), except for those cases in which the value of insurance has been included,
(2) cash on hand in a Trust, and (3) accrued and unpaid interest on the Bonds in a Trust as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of such Trust, (b) the accrued expenses of such Trust, and (c) cash held for distribution to Unit holders of record of such Trust as of a date prior to the evaluation. The Evaluator may determine the value of the Bonds in a Trust (1) on the basis of current bid prices for the Bonds, (2) if bid prices are not available for any Bonds, on the basis of current bid prices for comparable bonds, (3) by appraisal, or (4) by any combination of the above.
In determining the Redemption Price per Unit of a Trust no value will be assigned to the portfolio insurance obtained by such Trust on the Bonds in such Trust unless such Bonds are in default in payment of principal or interest or, in the opinion of the Sponsors, are in significant risk of default. On the other hand, Pre-insured Bonds are entitled at all times to the benefits of insurance obtained by their respective issuers so long as the Pre-insured Bonds are outstanding and the insurer continues to fulfill its obligations, and such benefits are reflected and included in the market value of Pre-insured Bonds. For a description of the situations in which the Evaluator may value the insurance obtained by a Trust, see
"Public Offering-Offering Price".

Purchase by the Sponsors of Units Tendered for Redemption

The Trust Agreement for each Trust requires that the Trustee notify the Sponsors of any tender of Units of a Trust for redemption.
So long as the Sponsors are maintaining a secondary market in the Units of such Trust, the Sponsors, prior to the close of business on the second business day following tender, may purchase any such Units tendered to the Trustee for redemption at the price so bid my making payment therefor to the Unit holder in an amount not less than the applicable Redemption Price on the date of tender. Payment for such Units shall be made not later than the day on which the Units would otherwise have been redeemed by the Trustee.
See "Public Offering-Markets for Units". Units held by the Sponsors may be tendered to the Trustee for redemption as any other Units, provided that the Sponsors shall not receive for Units purchased as set forth above a higher price than they paid, but may receive accrued interest from the Sponsors' date of purchase. The offering price of any Units resold by the Sponsors will be the Public Offering Price determined in the manner provided in this Prospectus. See "Public Offering-Offering Price". Any profit resulting from the resale of such Units will belong to the Sponsors which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units.
See "Public Offering-Distribution of Units".

                            SPONSORS

J. C. Bradford & Co. ("Bradford"), a Tennessee limited partnership formed in 1927, is among the largest investment banking firms headquartered in the Southeast. Since its founding on May 21, 1927, the firm has grown to over seventy-five offices in fifteen states with over 600 brokers. Bradford offers a full line of investment products and services for individual and institutional investors.
In addition, the firm provides a complete range of services to corporate and municipal clients through its Public and Corporate Finance Departments. Bradford is a member of the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, the Philadelphia Stock Exchange, the Midwest Stock Exchange, the Chicago Board of Options Exchange and the National Association of Securities Dealers, Inc. The principal offices of Bradford are located at 330 Commerce Street, Nashville, TN 37201.

Glickenhaus & Co. ("Glickenhaus"), a New York limited partnership organized in 1961, is engaged in the underwriting and securities brokerage business, and is in the investment advisory business.
It is a member of the New York Stock Exchange and the National Association of Securities Dealers, Inc. and is an associate member of the American Stock Exchange. Glickenhaus acts as a sponsor for successive series of Empire State Municipal Exempt Trust (including those sold under the name of Municipal Exempt Trust, New York
Exempt Series 1, New York Series 2 and New York Series 3), Empire
State Municipal Exempt Trust, Guaranteed Series and Empire State Municipal Exempt Trust, Maximus Series. Glickenhaus, in addition to participating as a member of various selling groups of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities. The principal offices of Glickenhaus are located 6 East 43rd Street, New York, NY 10017.

Raymond James & Associates, Inc. ("Raymond James"), a Florida corporation, along with its affiliates Investment Management & Research, Inc. and Robert Thomas Securities, Inc. services clients through nearly 2000 account executives in approximately 650 offices from coast-to-coast. A wholly-owned subsidiary of Raymond James Financial Inc. (NYSE-RJF), Raymond James, the successor to the business of Robert A. James Investments, Inc. was originally founded in 1962 to provide financial planning services to investors. Raymond James is a member of the New York, American and Philadelphia Stock Exchanges, as well as the Chicago Board of Options Exchange. The principal offices of Raymond James are located at 880 Carillon Parkway, P.O. Box 12749, St. Petersburg, FL 33733-2749.

At March 31, 1995, the total partners' capital of Bradford was $98,976,961 (unaudited); at June 30, 1995, the total partners' capital of Glickenhaus was $131,631,236 (unaudited); and at September 30, 1994, the stock equity of Raymond James was $227,452,000 (audited). The foregoing information with regard to the Sponsors relates to the Sponsors only, an not to this series of MINT Group. Such information is included only for the purpose of informing investors as to the financial responsibility of the Sponsors and their ability to carry out their contractual obligations. More comprehensive financial information can be obtained upon request from any Sponsor.

Limitations on Liability

The Sponsors are liable for the performance of their obligations arising from their responsibilities under the Trust Agreement for each Trust, but will be under no liability to the Unit holders for taking any action or refraining from any action in good faith or for errors in judgment and will not be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of willful misconduct, bad faith, gross negligence or reckless disregard for their obligations and duties. See "The Trusts-Portfolio and "Sponsors-Responsibility".

Responsibility

The Trustee shall sell, for the purposes of redeeming Units of a Trust tendered by any Unit holder and for paying expenses of such Trust for which funds are not available, such of the Bonds in such Trust in a list furnished by the Sponsors as the Trustee in its sole discretion may deem necessary. In the event the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds, to the extent that Bonds are sold from a Trust which are current in payment of principal and interest in order to meet redemption requests and Defaulted Bonds are retained in such Trust portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall value of the Bonds remaining in such Trust's portfolio will tend to diminish. In the event the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds, except as described below and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unit holders of a Trust or if there is no alternative, the Trustee is not empowered to sell Defaulted Bonds from such Trust for which value has been attributed for the insurance obtained by such Trust. Because of such restrictions on the Trustee under certain circumstances the Sponsors may seek a full or partial suspension of the right of Unit holders of the affected Trust to redeem their Units. See "Rights of Unit Holders-Redemption". The Sponsors are empowered, but not obligated, to direct the Trustee to dispose of Bonds in a Trust in the event of advanced refunding. It is the responsibility of the Sponsors to instruct the Trustee to reject any offer made by an issuer of any of the Bonds in a Trust to issue new obligations in exchange and substitution for any such Bonds pursuant to a refunding or refinancing plan, except that the Sponsors may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsors may deem proper if the issuer is in default with respect to such Bonds or in the opinion of the Sponsors the issuer will probably default in respect to such Bonds in the foreseeable future.

Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement for such Trust to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds of a Trust, the Trustee is required to give notice thereof to each Unit holder of such Trust, identifying the obligations eliminated and the Bonds substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by a Trust of any securities other than the Bonds initially therein is prohibited.

If any default in the payment of principal or interest on any Bond in a Trust occurs and no provision for payment is made therefor, either pursuant to the portfolio insurance obtained by such Trust or otherwise within 30 days, the Trustee is required to notify the Sponsors thereof. If the Sponsors fail to instruct the Trustee to sell or to hold such Bonds within 30 days after notification by the Trustee to the Sponsors of such default, the Trustee may in its discretion sell the Defaulted Bond and determine whether to obtain Permanent Insurance with respect thereto and not be liable for any depreciation or loss thereby incurred. See "The Trust-Insurance on the Bonds".

The Sponsors may direct the Trustee to dispose of Bonds upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsors the retention of such Bonds in a Trust would be detrimental to the interest of the Unit holders thereof. The proceeds from any such sales will be credited to the Principal Account of the affected
Trust for distribution to the Unit holders thereof.

Notwithstanding the foregoing in connection with final distributions to Unit holders, if the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bond, because the portfolio insurance obtained by a Trust is applicable only while
Bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any Defaulted Bond will not reflect any value based on such insurance. Therefore, in connection with any liquidation prior to the related Mandatory Termination
Date set forth in Part I of the related Prospectus under "Summary of Essential Financial Information", it will not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bonds in a Trust if retention of such Bonds, until due, shall be deemed to be in the best interest of Unit holders of the affected Trust, including, but not limited to, situations in which Bonds so insured are in default and situations in which a Bond or Bonds so insured have a deteriorated market price resulting from a significant risk of default. Since Pre-insured Bonds will reflect the value of the insurance obtained by the Bond issuer, it is the present intention of the Sponsors not to direct the Trustee to hold any Pre-insured Bonds after the date of termination of the applicable Trust. All proceeds received, less applicable expenses, from insurance on

Defaulted Bonds not disposed of at the applicable date of termination will ultimately be distributed to Unit holders of record of the applicable Trust as of such date of termination as soon as practicable after the date such Defaulted Bonds become due and applicable insurance proceeds have been received by the Trustee.

Agent for the Sponsors

Bradford has been appointed by the other Sponsors as agent for purposes of taking action under each Trust Agreement (the "Agent"). If the Sponsors are unable to agree with respect to action to be taken jointly by them under the Trust Agreements, then the Agent for Sponsors shall act as their attorney-in-fact with respect to such action. The Sponsors appointing the Agent as attorney-in-fact may, by unanimous consent, appoint another Sponsor attorney-in-fact. If one of the Sponsors fails to perform its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or has its affairs taken over by public authorities or revokes its power of attorney to the Agent without the appointment of a successor agent, that Sponsor is automatically discharged under the Trust Agreements and the other Sponsors act as the Sponsors.

Resignation

Any Sponsor may resign at any time provided that at the time of such resignation one remaining Sponsor maintains a net worth of $1,000,000 and all the remaining Sponsors are agreeable to such resignation. Concurrent with or subsequent to such resignation a new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If, at any time, only one Sponsor is acting under a Trust Agreement and that Sponsor shall resign or fail to perform any of its duties thereunder or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may appoint a successor sponsor or terminate such Trust Agreement and liquidate such Trust.

                             TRUSTEE

The Trustee is The Bank of New York, a trust organized under the laws of New York. The Bank of New York has its offices at 101
Barclay Street, New York, NY 10286 (800) 848-6468. The Bank of
New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The duties of the Trustee are primarily administrative in nature.

The Trustee must be a banking corporation organized under the laws of the United States or any state and must have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000. The Trustee did not participate in the selection of securities for the portfolio of the Trust.

Limitations on Liability

The Trustee shall not be liable or responsible in any way for depreciation of loss incurred by reason of the disposition of any moneys, Bonds or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misconduct, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of a Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. See "The Trusts-Portfolios".

Responsibility

For information relating to the responsibilities of the Trustee under the Trust Agreement relating to a Trust, reference is made to the material set forth under "Rights of Unit Holders", "Sponsors-Responsibility" and "Sponsors-Resignation".

Resignation

By executing an instrument in writing and filing the same with the Sponsors, the Trustee and any successor may resign. In such an event the Sponsors are obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, if the Sponsors deem it to be in the best interest of the Unit holders, the Sponsors may remove the Trustee and appoint a successor as provided in the Trust Agreement for each Trust. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If, upon resignation of a trustee, no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

                            EVALUATOR

Both during and after the initial offering period, the Evaluator is Muller Data Corporation with main offices located at 395 Hudson Street, New York, New York, 10014-3622. The Trustee and the Sponsors may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under a Trust Agreement shall be made in good faith upon the basis of the best information available to it;
provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsors or Unit holders of the related Trust for errors in judgment. The Evaluator may be liable in cases of willful misconduct, bad faith, gross negligence or reckless disregard of its obligations and duties. The Trust Agreement for each Trust requires the Evaluator to evaluate the Bonds on the basis of their bid prices on each business day after the initial offering period, when any Unit of such Trust is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsors. For information relating to the responsibility of the Evaluator to evaluate the Bonds in a Trust on the basis of their offering prices, see "Public Offering-Offering Price".
The Evaluator may resign or may be removed by the Sponsors and the Trustee, and the Sponsors and the Trustee will do their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

        AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

The Sponsors and the Trustee have the power to amend a Trust Agreement for a particular Trust without the consent of any of the Unit holders thereof when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of such Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders; and the Sponsors and the Trustee may amend the Trust Agreement for a particular Trust with the consent of the holders of Certificates evidencing
66 2/3% of the Units thereof then outstanding, provided that no such amendment will reduce the interest in a Trust of any Unit holder thereof without the consent of such Unit holder or reduce the percentage of Units of such Trust required to consent to any such amendment without the consent of all the Unit holders of such Trust. In no event shall a Trust Agreement be amended to increase the number of Units insurable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in such Trust, except in accordance with the provisions of such Trust Agreement. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the affected Trust of the substance of such amendment.

A Trust shall terminate upon the maturity, redemption, sale or other disposition, as the case may be, of the last of the Bonds in such Trust. Each trust may be liquidated by the written consent of 66 2/3% of the Unit holders of such Trust or by the Trustee when the value of such Trust, as shown by any evaluation, is less than $2,000,000 or less than 20% of the aggregate principal amount of the Bonds deposited in the Trust during the primary offering period, whichever is lower, or in the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by the Underwriters, including the Sponsors. If a Trust is liquidated because of the redemption of unsold Units of the Trust by the Underwriters, the Sponsors will refund to purchasers of Units of such Trust the entire sales charge paid by such purchaser.
In no event, however, may a Trust continue beyond the Mandatory Termination Date relating thereto as set forth in Part I of the Prospectus for such Trust under the "Summary of Essential Information"; provided however, that prior to such Mandatory Termination Date, the Trustee shall not dispose of any Bonds in such Trust if the retention of such Bonds, until due, shall be deemed to be in the best interest of the Unit holders thereof. In the event of termination of a Trust, written notice thereof will be sent by the Trustee to all Unit holders of the affected Trust. Within a reasonable period after termination of a Trust, the Trustee will sell any remaining Bonds therein, and, after paying all expenses and charges incurred by such Trust, will distribute to each Unit holder thereof, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts of such Trust.

                         LEGAL OPINIONS

Certain legal matters have been passed upon by Chapman and Cutler, 111 W. Monroe, Chicago, IL 60603, as special counsel for the Sponsors, and Tanner Propp & Farber, 99 Park Avenue, New York, NY 10016, acting as counsel for the Trustee.

                             EXPERTS

The financial statements, including the portfolio of each Trust appearing in Part One of the Prospectus and Registration Statement have been audited by Ernst & Young, LLP, independent auditors, as set forth in their reports thereon appearing therein, and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                   DESCRIPTION OF BOND RATINGS

Standard & Poor's Corporation: A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.     Nature of provisions of the obligation; and

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA-Bonds rated AAA have the highest rating assigned by Standard
& Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Bonds rated AA have a strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A-Bonds rated A have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or hanging circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.
This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

NR-Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard
& Poor's does not rate a particular type of obligation as a matter of policy.

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's Investors Service: A brief description of the applicable
Moody's Investors Service rating symbols and their meanings follow:

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Such bonds lack outstanding investment characteristics and in fact have few speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterized bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Con. (...)-Bonds for which the security depends upon the completion of some act of the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operating experience, rentals which begin when the facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. Although Industrial Revenue Bonds and Environmental Control Revenue Bonds are tax-exempt issues, they are included in the corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Moody's does not apply numerical modifiers other than Aa, A-1, and Baa-1 which are described above, in its municipal bond rating system.

This Prospectus contains information concerning the Trusts and the sponsors, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which each Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

No person is authorized to give any information or to make any representations not contained in this Prospectus and any information or representation not contained herein must not be relied upon as having been authorized by the Trusts or the Sponsors. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy securities in any state to any person to whom it is not lawful to make such offer in such state.

                              INDEX

Summary of Essential Financial Information               A-2
Report of Independent Auditors Relating to the Trust     A-4
Statement of Net Assets                                  A-7
Portfolio Information                                   A-10
The Trusts                                                 1
Tax Status                                                16
Certain Considerations                                    23
Public Offering                                           35
Rights of Unit Holders                                    37
Sponsors                                                  42
Trustee                                                   44
Evaluator                                                 45
Amendment and Termination of the Trust Agreements         45
Legal Opinions                                            46
Experts                                                   46
Description of Bond Ratings                               46

   PART II. ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS

Contents of Registration Statement

These Post-Effective Amendments to the Registration Statement on Form S-6 comprise the following papers and documents:

        (i)     The facing sheet on Form S-6
                The Cross-Reference Sheet (previously filed)
                The Prospectus
                Signatures

        (ii)    Written Consent of the following persons:
                Brown & Wood (previously filed)
                Ernst & Young, LLP

                              MINT Group 10

                              By:  J. C. BRADFORD & CO.
                                                                (Sponsor)


                              By        J. Ronald Scott
                   (J. Ronald Scott, a General
                            Partner)

     Pursuant to the requirements of the Securities Act of  1933,
this  Registration  Statement  has  been  signed  below  by   the
following persons in the capacities and on the dates indicated.

     SIGNATURE               TITLE                 DATE

    JAMES AVENT*        General Partner
_______________________
   (James Avent)

J.C. BRADFORD, JR.*     General Partner
_______________________
(J.C. Bradford, Jr.)

   BOB DOOLITTLE*       General Partner
_______________________
  (Bob Doolittle)

     ALAN ERB*          General Partner
_______________________
     (Alan Erb)

   R.R. HARNESS*        General Partner
_______________________
   (R.R. Harness)

 R. MURRAY HATCHER*     General Partner
_______________________
(R. Murray Hatcher)

 MITCHELL JOHNSON*      General Partner
_______________________
 (Mitchell Johnson)

  C. TAXON MALOTT*      General Partner
_______________________
 (C. Taxon Malott)
     SIGNATURE               TITLE                 DATE

   BARRY POLSTON*       General Partner
_______________________
  (Barry Polston)

    VICTOR PTAK*        General Partner
_______________________
   (Victor Ptak)

  ALTON ROSS, JR.*      General Partner
_______________________
 (Alton Ross, Jr.)
                        General Partner  December 1, 1995
    J. Ronald Scott
 (J. Ronald Scott)

   MICHAEL SHEA*        General Partner
_______________________
   (Michael Shea)

  W. LUCAS SIMONS*      General Partner
_______________________
 (W. Lucas Simons)

    PARK SMITH*         General Partner
_______________________
    (Park Smith)

 FRANK V. VENABLE, JR.* General Partner
_______________________
(Frank V. Venable, Jr.)

*By:   J. Ronald Scott                   December 1, 1995
   (J. Ronald Scott,
  Attorney-in-Fact)
                              MINT Group 10

                              By:  GLICKENHAUS & CO.
                                                                (Sponsor)


                              By       Brian Laux
                 (Brian Laux, Attorney-in-Fact)

     Pursuant to the requirements of the Securities Act of  1933,
this  Registration  Statement  has  been  signed  below  by   the
following persons in the capacities and on the dates indicated.

     SIGNATURE               TITLE                   DATE

  ROBERT SANTORO*       General Partner
_______________________
  (Robert Santoro)

  ALFRED FEINMAN*       General Partner
_______________________
  (Alfred Feinman)

  SETH M. GLICKENHAUS*  General Partner
_______________________
(Seth M. Glickenhaus)

  STEVEN B. GREEN*      General Partner
_______________________
 (Steven B. Green)

  ARTHUR WINSTON*       General Partner

  (Arthur Winston)

*By   Brian Laux                          December 1, 1995
    (Brian Laux,
 Attorney-in-Fact)
                              MINT Group 10

                              By:  RAYMOND JAMES & ASSOCIATES,
                                INC.
                                                                (Sponsor)


                              By   Richard K. Johnson
                      (Richard K. Johnson,
                     Senior Vice President)

     Pursuant to the requirements of the Securities Act of  1933,
this  Registration  Statement  has  been  signed  below  by   the
following persons in the capacities and on the dates indicated.

     SIGNATURE                  TITLE                DATE


 THOMAS S. FRANKE*    President and Director
_______________________
 (Thomas S. Franke)

  THOMAS A. JAMES*           Director
_______________________
 (Thomas A. James)

                      Senior Vice President
                      of Finance, Secretary
   LYNN PIPPENGER          and Director   December 1, 1995
_______________________
  (Lynn Pippenger)

  ROBERT F. SHUCK*           Director
_______________________
 (Robert F. Shuck)

   DENNIS W. ZANK
                             Director
  (Dennis W. Zank)

*By  Richard K. Johnson                   December 1, 1995
   (Richard K. Johnson,
    Attorney-in-Fact)



                 CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 27, 1995 in this Post-Effective Amendment to the Registration Statement and related Prospectus of The Municipal Insured National Trust Series 43 dated November 30, 1995.





                                                ERNST & YOUNG LLP



Chicago, Illinois
November 29, 1995